United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No. 03-13182 - 03-13213
Jointly Administered

Reporting Period: April-05

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconciliation ( or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returnes filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	5/23/05
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	April 30, 2005

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group
57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re: THE THAXTON GROUP	Case No. 03-13182 - 03-13213 ______
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period: April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	49,412,079	—			49,412,079	38,152,100	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	10,982,613				10,982,613	10,400,000	274,204,900	253,286,238
Interest Income/Other Income	769,093				769,093		6,283,851	1,221,000
Additional Deposits/Tax Withheld					—		—	—
Other (Attach List)	—				—		46,302,400	—
Transfers between Accounts	(2,622,325)	2,622,325			—		0	—
Proceeds from the Sale of Assets
							—	—

Total Receipts	9,129,382	2,622,325	—	—	11,751,707	10,400,000	326,791,150	254,507,238

Disbursements
Gross Payroll/Payroll Taxes		2,622,325			2,622,325	2,470,500	47,728,157	48,687,445
Sales, Use & Other Taxes	11,806				11,806		1,283,549	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	186,465				186,465		948,847	—
Insurance/Payroll WH paid from operating accounts	6,428				6,428		114,054	—
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	3,995,738				3,995,738	2,433,110	46,234,063	36,368,853
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	5,568,120				5,568,120	6,585,000	132,117,299	132,017,824
					—		—
Deposits to Lenders	625,526				625,526		52,070,022	2,500,000
Professional fees - Carve-out	882,206				882,206	1,167,713	19,480,258	17,962,013
US Trustee Quarterly Fees	—				—	—	519,801	478,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—

Total Disbursements	11,276,289	2,622,325	—	—	13,898,614	12,656,323	300,496,049	238,014,385

Net Cash Flow
(Receipts less Disbursements)	(2,146,907)	—	—	—	(2,146,907)	(2,256,323)	26,295,101	16,492,853
Cash - End of Month	47,265,172	—	—	—	47,265,172	35,895,777	47,265,172	35,895,777

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP

CONSOLIDATED

Week Ending	BUDGET 4/1	BUDGET 4/8	BUDGET 4/15	BUDGET 4/22	BUDGET 4/29	BUDGET MONTH APR
Beginning Cash	$38,152,100	$37,704,562	$37,890,600	$36,208,877	$36,385,515	$38,152,100
Cash Receipts
TICO Cash Collected	—	—	—	—		—
SM Cash Collected	2,200,000	2,200,000	1,600,000	1,700,000	2,300,000	10,000,000
TIG Cash Collected	—	—	—	—		—
TPF Cash Collected	—	—	—	—		—
TCL Cash Collected	—	—	—	—		—
Other Income Collected	—	—	—	400,000		400,000
	—	—	—	—		—

Total Cash Receipts	2,200,000	2,200,000	1,600,000	2,100,000	2,300,000	10,400,000

						—
						—
Cash Disbursements						—
Loan Proceeds Checks	1,200,000	1,300,000	1,100,000	1,150,000	1,550,000	6,300,000
Expenses related to Loans	60,000	70,000	65,000	55,000	35,000	285,000
Expenses related to TIG	—	—	—	—	—	—

Total Cash Disbursements	1,260,000	1,370,000	1,165,000	1,205,000	1,585,000	6,585,000

						—

NET CASH RECEIPTS	940,000	830,000	435,000	895,000	715,000	3,815,000

						—
CASH DISBURSEMENTS:						—
						—
Operating Cash Disbursements						—
						—
Advertising	25,000	10,000	10,000	10,000	25,000	80,000
Bank Charges	—	—	33,000	—	—	33,000
Claims Funding*	77,500	37,500	40,000	40,000	40,000	235,000
Company Auto	1,500	20,000	1,500	1,500	1,900	26,400
Computer Costs	8,125	1,500	8,125	1,500	8,125	27,375
Dues And Subscriptions	—	7,000	1,500	1,500	—	10,000
Employee Reimbursements - collections exp	3,750	3,250	3,250	3,250	3,250	16,750
Equipment Rental	—	—	3,000	2,500	3,000	8,500
Fixed Assets	4,000	2,000	8,000	2,000	4,000	20,000
Forms & Printing	18,000	—	18,000	32,150	—	68,150
Insurance	2,300	500	20,500	500	500	24,300
Meals & Entertainment	2,000	12,000	2,000	1,000	1,075	18,075
Miscellaneous	3,000	16,000	3,000	3,000	3,000	28,000
Office Expense	4,000	4,000	4,000	4,000	4,000	20,000
Postage	8,200	8,200	8,200	8,200	8,200	41,000
Prepaid Expenses	—	—	—	—	—	—
Prepaid Software ABS	—	20,000	—	—	—	20,000
Professional Fees-Ordinary Course	20,000	15,000	15,000	20,000	15,000	85,000
Rent	2,000	4,600	7,000	173,000	11,600	198,200
Repairs & Maintenance	4,250	4,000	4,250	5,000	4,250	21,750
Roadgard	—	—	—	—	—	—
Seminars & Meetings	—	13,000	—	10,000	—	23,000
Taxes & Licenses	16,000	1,900	7,000	10,000	7,825	42,725
Telephone	32,000	10,000	10,000	30,000	31,500	113,500
Temporary Agency Staff	3,050	3,050	3,050	3,050	3,050	15,250
Board of Directors	19,000	—	—	—	—	19,000
Travel	3,000	20,000	500	500	500	24,500
Utilities	11,000	11,000	12,500	11,250	11,000	56,750

Total Operating Cash Disbursements	267,675	224,500	223,375	373,900	186,775	1,276,225

						—
Total Cash Disbursements by Group						—
Corporate	68,375	32,500	34,375	32,400	39,175	206,825
Tico Credit	—	—	—	—	—	—
Southern Management	199,300	192,000	189,000	341,500	147,600	1,069,400
Thaxton Premium Finance	—	—	—	—	—	—
Thaxton Commercial Lending	—	—	—	—	—	—
Thaxton Insurance Group	—	—	—	—	—	—

Total Operating Cash Disbursements	267,675	224,500	223,375	373,900	186,775	1,276,225

						—
Other Items						—
						—
Interest to Finova	—	—	520,885	—	—	520,885
Payroll Paid TTG	35,000	—	35,000	—	35,000	105,000
Payroll Paid SMC	665,000	—	978,000	20,000	657,000	2,320,000
401K	40,000	—	—	—	5,500	45,500
Restructuring Officer	12,000	12,000	12,000	12,000	12,000	60,000
Insurance Renewal	10,000	—	—	—	—	10,000
Credit Insurance Carrier	90,000	175,000	105,000	90,000	86,000	546,000
Pre-Filing Prepays	—	—	—	—	—	—
Bank Fees and Expenses	—	—	20,000	—	—	20,000
Deposit to Lender	—	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—	—
KERP	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—
Bankruptcy Professionals	267,863	232,463	222,463	222,463	222,463	1,167,713

Total Other Items	1,119,863	419,463	1,893,348	344,463	1,017,963	4,795,098

						—
Cash from Operations						—
Total Collections	2,200,000	2,200,000	1,600,000	2,100,000	2,300,000	10,400,000
Total Disbursements	2,367,675	1,769,500	3,047,260	1,688,900	2,555,275	11,428,610

Net Cash from Operations	(167,675)	430,500	(1,447,260)	411,100	(255,275)	(1,028,610)

Restructuring Expense	(279,863)	(244,463)	(234,463)	(234,463)	(234,463)	(1,227,713)

Net Change in Cash	(447,538)	186,038	(1,681,723)	176,638	(489,738)	(2,256,323)

Adjustment due to New Budget Period						—

Ending Cash	37,704,562	37,890,600	36,208,877	36,385,515	35,895,777	35,895,777

THE THAXTON GROUP MONTHLY OPERATING REPORT - April 2005

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY		JOINTLY ADMINISTERED
Monthly Court Report for April-05
	HOLDING COMPANY	HOLDING COMPANY		HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	49,412,078.65	48,362,899.83	—	—	—	—	(4,433.66)		1,087,017.61	(33,405.13)

			—
TICO Cash Collected	10,539.75	—		—	—	—	—		—	10,539.75
SM Cash Collected	10,972,073.57	—		—	—	—	—		10,972,073.57	—
TIG Cash Collected	—	—		—	—	—	—		—	—
TPF Cash Collected	—	—		—	—	—	—		—	—
TCL Cash Collected	—	—		—	—	—	—		—	—
Other Income Collected	769,093.40	766,994.22		—	—	—	10.00		150.59	1,938.59
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	11,751,706.72	766,994.22	—	—	—	—	10.00	—	10,972,224.16	12,478.34

		—		—	—	—	—		—	—
	—			—		—	—		—	—
CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	1,488,030.12		—	—	—	(2,073.64)		(1,513,602.16)	27,645.68
	—	—		—	—	—	—		—	—
	—			—		—	—		—	—

Total Cash Receipts and Transfers	11,751,706.72	2,255,024.34	—	—	—	—	(2,063.64)	—	9,458,622.00	40,124.02

				—	—	—	—		—	—
Cash Disbursements - Loans	—			—	—	—	—		—	—
	—			—	—	—	—		—	—
Loan Proceeds Checks	5,286,622.20	—		—	—	—	—		5,286,622.20	—
Expenses related to Loans\Thaxton Insurance Group	281,498.04	—		—	—	—	—		282,528.04	(1,030.00)

Subtotal - Loans	5,568,120.24	—	—	—	—	—	—		5,569,150.24	(1,030.00)

		—		—	—	—	—		—	—
Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	76,138.27	—		—	—	—	—		76,138.27	—
Bank Charges	67,762.63	45,831.16		—	—	—	—		21,931.47	—
Claims Funding*	102,420.86	(56,739.63)		—	—	—	—		159,160.49	—
Company Auto	3,011.71	—		—	—	—	—		3,011.71	—
Computer Costs	38,703.54	19,631.00		—	—	—	1,026.00		17,705.54	341.00
Dues And Subscriptions	7,460.00	—		—	—	—	—		7,460.00	—
Employee Reimbursements - collections exp	27.85	—		—	—	—	—		—	27.85
Equipment Rental	6,674.97	—		—	—	—	—		6,674.97	—
Fixed Assets	37,192.53	—		—	—	—	—		37,192.53	—
Forms & Printing	54,788.81	—		—	—	—	—		54,481.97	306.84
Insurance	6,427.93	88.27		—	—	—	—		6,339.66	—
Meals & Entertainment	38,038.10	213.43		—	—	—	—		37,824.67	—
Miscellaneous	5,032.50	1,688.00		—	—	—	—		3,344.50	—
Office Expense	16,486.32	1,065.92		—	—	—	—		15,426.04	(5.64)
Postage	35,780.00	164.84		—	—	—	—		33,432.28	2,182.88
Prepaid Expenses	—	—		—	—	—	—		—	—
Prepaid Software ABS	18,621.97	—		—	—	—	—		18,621.97	—
Professional Fees-Ordinary Course	30,941.36	3,554.07		—	—	—	—		6,900.20	20,487.09
Rent	186,465.39	5,981.00		—	—	—	—		179,486.89	997.50
Repairs & Maintenance	16,066.62	50.00		—	—	—	—		16,016.62	—
Seminars & Meetings	16,585.65	—		—	—	—	—		16,585.65	—
Taxes & Licenses	11,805.72	5,770.78		—	—	—	—		5,503.23	531.71
Telephone	86,611.02	22,944.09		—	—	—	76.87		65,788.33	(2,198.27)
Temporary Agency Staff	14,621.31	5,005.06		—	—	—	—		9,616.25	—
Travel	28,641.66	182.00		—	—	—	—		28,459.66	—
Utilities	36,091.40	794.00		—	—	—	—		34,196.62	1,100.78
Interest to Finova	546,685.00	546,685.00		—	—	—	—		—	—
Payroll Paid TTG	86,437.35	62,485.87		—	—	—	—		—	23,951.48
Payroll Paid SMC	2,535,887.26	—		—	—	—	—		2,535,887.26	—
Restructuring Officer	48,000.00	48,000.00		—	—	—	—		—	—
Credit Insurance Payments	354,259.09	—		—	—	—	—		354,259.09	—
Deposit to Lender	625,525.65	625,525.65		—	—	—	—		—	—
US Trustee	—	—		—	—	—	—		—	—
Bankruptcy Professionals	882,206.00	882,206.00		—	—	—	—		—	—
Other	2,166,216.81	2,121,500.50		—	—	—	—		44,716.31	—

Total Other Cash Disbursements	8,330,493.22	4,485,504.95	—	—	—	—	1,102.87		3,796,162.18	47,723.22

				—			—		—	—

TOTAL ALL CASH DISBURSEMENTS	13,898,613.46	4,485,504.95	—	—	—	—	1,102.87		9,365,312.42	46,693.22

	47,265,171.91	46,132,419.22	—	—	—	—	(7,600.17)		1,180,327.19	(39,974.33)

BANK ACCOUNT RECONCILED BALANCES:	47,265,171.91	46,132,419.22			—	—	(7,600.17)		1,180,327.19	(39,974.33)

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn 5/23/05
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

		Operating	Payroll	Other	Total
Beginning Cash Position		49,412,078.65		—	49,412,078.65

TICO Cash Collected		10,539.75	—	—	10,539.75
SM Cash Collected		10,972,073.57	—	—	10,972,073.57
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		769,093.40	—	—	769,093.40
		—	—	—	—
Proceeds from the sales of the TICO Assets		—	—	—	—

SUBTOTAL	—	11,751,706.72	—	—	11,751,706.72

		—	—	—	—
		—	—	—	—
CORRECTION OF BEGINNING BALANCES		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(2,622,324.61)	2,622,324.61	—	0.00
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	9,129,382.11	2,622,324.61	—	11,751,706.72

Cash Disbursements - Loans
Loan Proceeds Checks		5,286,622.20			5,286,622.20
Expenses related to Loans\Thaxton Insurance Group		281,498.04			281,498.04

Subtotal - Loans		5,568,120.24	—	—	5,568,120.24

		—
Cash Disbursements - Other		—
Advertising		76,138.27		—	76,138.27
Bank Charges		67,762.63	—	—	67,762.63
Claims Funding*		102,420.86		—	102,420.86
Company Auto		3,011.71	—	—	3,011.71
Computer Costs		38,703.54	—	—	38,703.54
Dues And Subscriptions		7,460.00	—	—	7,460.00
Employee Reimbursements - collections exp		27.85	—	—	27.85
Equipment Rental		6,674.97	—	—	6,674.97
Fixed Assets		37,192.53	—	—	37,192.53
Forms & Printing		54,788.81	—	—	54,788.81
Insurance		6,427.93	—	—	6,427.93
Meals & Entertainment		38,038.10	—	—	38,038.10
Miscellaneous		5,032.50	—	—	5,032.50
Office Expense		16,486.32	—	—	16,486.32
Postage		35,780.00	—	—	35,780.00
Prepaid Expenses		—	—	—	—
Prepaid Software ABS		18,621.97	—	—	18,621.97
Professional Fees-Ordinary Course		30,941.36	—	—	30,941.36
Rent		186,465.39	—	—	186,465.39
Repairs & Maintenance		16,066.62	—	—	16,066.62
Seminars & Meetings		16,585.65	—	—	16,585.65
Taxes & Licenses		11,805.72	—	—	11,805.72
Telephone		86,611.02	—	—	86,611.02
Temporary Agency Staff		14,621.31	—	—	14,621.31
Travel		28,641.66	—	—	28,641.66
Utilities		36,091.40	—	—	36,091.40
Interest to Finova		546,685.00	—	—	546,685.00
Payroll Paid TTG		—	86,437.35	—	86,437.35
Payroll Paid SMC		—	2,535,887.26	—	2,535,887.26
Restructuring Officer		48,000.00	—	—	48,000.00
Credit Insurance Payments		354,259.09	—	—	354,259.09
Deposit to Lender		625,525.65	—	—	625,525.65
US Trustee		—	—	—	—
Bankruptcy Professionals		882,206.00	—	—	882,206.00
Other		2,166,216.81	—	—	2,166,216.81

Total Other Cash Disbursements		5,708,168.61	2,622,324.61	—	8,330,493.22

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS		11,276,288.85	2,622,324.61	—	13,898,613.46

		47,265,171.91	—	—	47,265,171.91

BANK ACCOUNT RECONCILED BALANCES:

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn 5/23/05
Name and Date

President and Chief Restructuring Officer
Title

In re: The Thaxton Group, Inc.	Case No. 03-13183
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	4,485,504.95

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.		Case #	03-13183
Monthly Court Report for	April-05
FED ID#	57-0669498

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	E-Bay Account 200002299557
Beginning Cash Position	48,362,899.83	—	46,794,281.48	412,029.45	1,156,633.54	(44.64)	—

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	766,994.22	—	51,387.67		714,606.34	—	1,000.21
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	766,994.22	—	51,387.67	—	714,606.34	—	1,000.21

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,488,030.12	—	(2,000,000.00)	(10,000.00)	3,435,544.25	62,485.87	—
	—
	—					—

Total Cash receipts	2,255,024.34	—	(1,948,612.33)	(10,000.00)	4,150,150.59	62,485.87	1,000.21

Cash Disbursements - Loans						—
						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—					—
Bank Charges	45,831.16		68.08		45,763.08	—
Claims Funding*	(56,739.63)				(56,739.63)
Company Auto	—				—
Computer Costs	19,631.00				19,631.00
Dues And Subscriptions	—				—
Employee Reimbursements - collections exp	—				—
Equipment Rental	—				—
Fixed Assets	—				—
Forms & Printing	—				—
Insurance	88.27				88.27
Meals & Entertainment	213.43				213.43
Miscellaneous	1,688.00				1,688.00
Office Expense	1,065.92				1,065.92
Postage	164.84				164.84
Prepaid Expenses	—				—
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	3,554.07				3,554.07
Rent	5,981.00				5,981.00
Repairs & Maintenance	50.00				50.00
Roadgard	—				—
Seminars & Meetings	—				—
Taxes & Licenses	5,770.78				5,770.78
Telephone	22,944.09				22,944.09
Temporary Agency Staff	5,005.06				5,005.06
Travel	182.00				182.00
Utilities	794.00				794.00
Interest to Finova	546,685.00				546,685.00
Payroll Paid TTG	62,485.87					62,485.87
Payroll Paid SMC	—
Restructuring Officer	48,000.00				48,000.00
Insurance Renewal	142,877.94				142,877.94
Credit Insurance Payments	—				—
Pre-Filing Prepays	—				—
Deposit to Lender	625,525.65				625,525.65
US Trustee	—
Bankruptcy Professionals	882,206.00				882,206.00
Other	2,121,500.50				2,121,500.50

Total Other Cash Disbursements	4,485,504.95	—	68.08	—	4,422,951.00	62,485.87	—

TOTAL ALL CASH DISBURSEMENTS	4,485,504.95	—	68.08	—	4,422,951.00	62,485.87	—

	46,132,419.22	—	44,845,601.07	402,029.45	883,833.13	(44.64)	1,000.21

Book Balance per bank rec.	46,132,419.22	—	44,845,601.07	402,029.45	883,833.13	(44.64)	1,000.21

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No. 03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	48,362,899.83	—	—	48,362,899.83

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	766,994.22	—	—	766,994.22
Proceeds from the sales of the TICO Assets

SUBTOTAL	766,994.22	—	—	766,994.22

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,488,030.12	—	—	1,488,030.12
			—	—
	—	—	—	—

Total Cash receipts	2,255,024.34	—	—	2,255,024.34

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	45,831.16	—	—	45,831.16
Claims Funding*	(56,739.63)	—	—	(56,739.63)
Company Auto	—	—	—	—
Computer Costs	19,631.00	—	—	19,631.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements- -collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	88.27	—	—	88.27
Meals & Entertainment	213.43	—	—	213.43
Miscellaneous	1,688.00	—	—	1,688.00
Office Expense	1,065.92	—	—	1,065.92
Postage	164.84	—	—	164.84
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	3,554.07	—	—	3,554.07
Rent	5,981.00	—	—	5,981.00
Repairs & Maintenance	50.00	—	—	50.00
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	5,770.78	—	—	5,770.78
Telephone	22,944.09	—	—	22,944.09
Temporary Agency Staff	5,005.06	—	—	5,005.06
Travel	182.00	—	—	182.00
Utilities	794.00	—	—	794.00
Interest to Finova	546,685.00	—	—	546,685.00
Payroll Paid TTG	—	62,485.87	—	62,485.87
Payroll Paid SMC	—	—	—	—
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	142,877.94	—	—	142,877.94
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	625,525.65	—	—	625,525.65
US Trustee	—	—	—	—
Bankruptcy Professionals	882,206.00	—	—	882,206.00
Other	2,121,500.50	—	—	2,121,500.50

Total Other Cash Disbursements	4,423,019.08	62,485.87	—	4,485,504.95

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	4,423,019.08	62,485.87	—	4,485,504.95

	46,194,905.09	(62,485.87)	—	46,132,419.22

Book Balance per bank rec.

In re: Thaxton Operating Company	Case No. 03-13184
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company			Case #	03-13184	Case No. 01-10573
Monthly Court Report for		April-05
FED ID #	57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re: TICO Premium Finance Company, Inc.	Case No. 03-13186
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,102.87
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,102.87

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM		03-13186	Case No.	03-13186
Monthly Court Report for	April-05
FED ID#	58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(4,433.66)	7,034.47	(11,468.13)			(4,433.66)	—	—	(4,433.66)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	10.00	—	10.00			10.00	—	—	10.00

SUBTOTAL	10.00	—	10.00	—		10.00	—	—	10.00

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,073.64)		(2,073.64)	—		(2,073.64)	—	—	(2,073.64)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	(2,063.64)	—	(2,063.64)	—		(2,063.64)	—	—	(2,063.64)

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal - Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	1,026.00		1,026.00			1,026.00	—	—	1,026.00
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	76.87		76.87			76.87	—	—	76.87
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	1,102.87	—	1,102.87	—	—	1,102.87	—	—	1,102.87

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,102.87	—	1,102.87	—		1,102.87	—	—	1,102.87

	(7,600.17)	7,034.47	(14,634.64)	—		(7,600.17)	—	—	(7,600.17)

Book Balance per bank rec.	(7,600.17)	7,034.47	(14,634.64)

In re:	Case No. 03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE		Case No.	03-13185	Case No.	03-13185
Monthly Court Report for	April-05
FED ID#	54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans	—					—			—

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—					—			—
Bank Charges	—					—		—	—
Claims Funding*	—					—			—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re: Thaxton Insurance Group, Inc.	Case No. 03-13187
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month Actual		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case # 03-13187	Case No. 03-13187
Monthly Court Report for April-05
FED ID# 57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(7,538.85)	(7,538.85)	—		(7,538.85)	—	—	(7,538.85)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,538.85	7,538.85	—		7,538.85	—	—	7,538.85
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	7,538.85	7,538.85	—	—	7,538.85	—	—	7,538.85

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re: Thaxton Commercial Lending, Inc.	Case No. 03-13188
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending		Case	#	03-13188	Case No.	03-13188
Monthly Court Report for	April-05
FED ID#	57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.		03-13189
Paragon, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company		Case	#	03-13189	Case No.	03-13189
Monthly Court Report for	April-05
FED ID#	56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for	April-05
FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	(33,405.13)	—	—	—	—	—	(0.00)	—	—	—	(33,405.13)

	—	—	—	—	—	—	—	—	—	—	—
TICO Cash Collected	10,539.75	—	—	—	—	—	10,539.75	—	—	—	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	1,938.59	—	—	—	60.25	—	1,795.00	—	83.34	—	—

SUBTOTAL	12,478.34	—	—	—	60.25	—	12,334.75	—	83.34	—	—

	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	27,645.68	—	—	(116.43)	(1,200.31)	—	(12,306.90)	—	(2,643.47)	—	43,912.79
	—	—	—	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	40,124.02	—	—	(116.43)	(1,140.06)	—	27.85	—	(2,560.13)	—	43,912.79

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—	—	—	—	—	—
Expenses related to Loans	(1,030.00)	—	—	(116.43)	(1,140.06)	—	—	—	—	—	226.49

Subtotal - Loans	(1,030.00)	—	—	(116.43)	(1,140.06)	—	—	—	—	—	226.49

		—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	—	—	—	—	—	—	—	—	—	—	—
Bank Charges	—	—	—	—	—	—	—	—	—	—	—
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—
Company Auto	—	—	—	—	—	—	—	—	—	—	—
Computer Costs	341.00	—	—	—	—	—	—	—	—	—	341.00
Dues And Subscriptions	—	—	—	—	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	27.85	—	—	—	—	—	27.85	—	—	—	—
Equipment Rental	—	—	—	—	—	—	—	—	—	—	—
Fixed Assets	—	—	—	—	—	—	—	—	—	—	—
Forms & Printing	306.84	—	—	—	—	—	—	—	—	—	306.84
Insurance	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—	—	—	—	—	—	—
Miscellaneous	—	—	—	—	—	—	—	—	—	—	—
Office Expense	(5.64)	—	—	—	—	—	—	—	—	—	(5.64)
Postage	2,182.88	—	—	—	—	—	—	—	—	—	2,182.88
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	20,487.09	—	—	—	—	—	—	—	—	—	20,487.09
Rent	997.50	—	—	—	—	—	—	—	—	—	997.50
Repairs & Maintenance	—	—	—	—	—	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	531.71	—	—	—	—	—	—	—	—	—	531.71
Telephone	(2,198.27)	—	—	—	—	—	—	—	(2,560.13)	—	361.86
Temporary Agency Staff	—	—	—	—	—	—	—	—	—	—	—
Travel	—	—	—	—	—	—	—	—	—	—	—
Utilities	1,100.78	—	—	—	—	—	—	—	—	—	1,100.78
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	23,951.48	—	—	—	—	—	—	—	—	—	23,951.48
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	47,723.22	—	—	—	—	—	27.85	—	(2,560.13)	—	50,255.50

TOTAL ALL CASH DISBURSEMENTS	46,693.22	—	—	(116.43)	(1,140.06)	—	27.85	—	(2,560.13)	—	50,481.99

			—	—	—	—	—	—	—	—	—

	(39,974.33)	—	—	—	—	—	(0.00)	—	—	—	(39,974.33)

			—	—	—	—	—	—	—	—	—
Book Balance per bank rec.	(39,974.33)	—	—	—	—	—	(0.00)	0.00	—	—	(39,974.33)

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No.	—
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(33,405.13)	—	—	(33,405.13)

		—	—	—
TICO Cash Collected	10,539.75	—	—	10,539.75
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	1,938.59	—	—	1,938.59

SUBTOTAL	12,478.34	—	—	12,478.34

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	3,694.20	23,951.48	—	27,645.68
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	16,172.54	23,951.48	—	40,124.02

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	(1,030.00)			(1,030.00)

Subtotal - Loans	(1,030.00)			(1,030.00)

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	341.00	—	—	341.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	27.85	—	—	27.85
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	306.84	—	—	306.84
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	(5.64)	—	—	(5.64)
Postage	2,182.88	—	—	2,182.88
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	20,487.09	—	—	20,487.09
Rent	997.50	—	—	997.50
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	531.71	—	—	531.71
Telephone	(2,198.27)	—	—	(2,198.27)
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	1,100.78	—	—	1,100.78
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	23,951.48	—	23,951.48
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	23,771.74	23,951.48	—	47,723.22

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	22,741.74	23,951.48	—	46,693.22

	(39,974.33)	—	—	(39,974.33)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	WACHOVIA	#2000014825101	WACHOVIA #2000014826087	Case No.
Monthly Court Report for April-05
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(33,405.13)	—	—							(33,405.13)	(33,405.13)	—	—	(33,405.13)

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	—										—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	16,172.54	—	—	(116.43)	(1,140.06)	—	27.85	(2,560.13)	—	19,961.31	16,172.54	—	—	16,172.54
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	16,172.54	—	—	(116.43)	(1,140.06)	—	27.85	(2,560.13)	—	19,961.31	16,172.54	—	—	16,172.54

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	(1,030.00)			(116.43)	(1,140.06)					226.49	(1,030.00)			(1,030.00)

Subtotal - Loans	(1,030.00)	—	—	(116.43)	(1,140.06)	—	—	—	—	226.49	(1,030.00)			(1,030.00)

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—										—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	341.00									341.00	341.00	—	—	341.00
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	27.85						27.85				27.85	—	—	27.85
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	306.84									306.84	306.84	—	—	306.84
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	—										—	—	—	—
Office Expense	(5.64)									(5.64)	(5.64)	—	—	(5.64)
Postage	2,182.88									2,182.88	2,182.88	—	—	2,182.88
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	20,487.09									20,487.09	20,487.09	—	—	20,487.09
Rent	997.50									997.50	997.50	—	—	997.50
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	531.71									531.71	531.71	—	—	531.71
Telephone	(2,198.27)							(2,560.13)		361.86	(2,198.27)	—	—	(2,198.27)
Temporary Agency Staff	—										—	—	—	—
Travel	—										—	—	—	—
Utilities	1,100.78									1,100.78	1,100.78	—	—	1,100.78
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	23,771.74	—	—	—	—	—	27.85	(2,560.13)	—	26,304.02	23,771.74	—	—	23,771.74

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	22,741.74	—	—	(116.43)	(1,140.06)	—	27.85	(2,560.13)	—	26,530.51	22,741.74	—	—	22,741.74

			—	—	—	—	—	—	—	—

	(39,974.33)	—	—	—	—	—	—	—	—	(39,974.33)	(39,974.33)	—	—	(39,974.33)

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	(39,974.33)		—							(39,974.33)

In re:	Case No. 03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	50,481.99
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$50,481.99

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC		Case #	03-13195	Case No.	03-13195
Monthly Court Report for	April-05
FED ID#	56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(33,405.13)	(33,405.13)	—		(33,405.13)	—		(33,405.13)

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	43,912.79	19,961.31	23,951.48		19,961.31	23,951.48	—	43,912.79
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	43,912.79	19,961.31	23,951.48	—	19,961.31	23,951.48	—	43,912.79

Cash - Disbursements Loans
—
Loan Proceeds Checks	—				—	—		—
Expenses related to Loans	226.49	226.49			226.49			226.49

Subtotal - Loans	226.49	226.49	—		226.49	—	—	226.49

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	341.00	341.00			341.00	—	—	341.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	306.84	306.84			306.84	—	—	306.84
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	(5.64)	(5.64)			(5.64)	—	—	(5.64)
Postage	2,182.88	2,182.88			2,182.88	—	—	2,182.88
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	20,487.09	20,487.09			20,487.09	—	—	20,487.09
Rent	997.50	997.50			997.50	—	—	997.50
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	531.71	531.71			531.71	—	—	531.71
Telephone	361.86	361.86			361.86	—	—	361.86
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	1,100.78	1,100.78			1,100.78	—	—	1,100.78
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	23,951.48	—	23,951.48		—	23,951.48	—	23,951.48
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	50,255.50	26,304.02	23,951.48	—	26,304.02	23,951.48	—	50,255.50

TOTAL ALL CASH DISBURSEMENTS	50,481.99	26,530.51	23,951.48	—	26,530.51	23,951.48	—	50,481.99

	(39,974.33)	(39,974.33)	—	—	(39,974.33)	—	—	(39,974.33)

Book Balance per bank rec.	(39,974.33)	(39,974.33)	—

In re:	Case No. 03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA		Case #	03-13194	Case No.	03-13194
Monthly Court Report for	April-05
FED ID#	57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements-Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	.		—	—	—

In re:	Case No.		03-13191
TICO Credit Company, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(2,560.13)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($2,560.13)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC		Case No.	03-13191	Case No.	03-13191
Monthly Court Report for	April-05
FED ID#	58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	83.34	83.34			83.34	—	—	83.34

SUBTOTAL	83.34	83.34	—		83.34	—	—	83.34

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,643.47)	(2,643.47)	—		(2,643.47)	—	—	(2,643.47)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(2,560.13)	(2,560.13)	—	—	(2,560.13)	—	—	(2,560.13)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	(2,560.13)	(2,560.13)			(2,560.13)	—	—	(2,560.13)
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	(2,560.13)	(2,560.13)	—	—	(2,560.13)	—	—	(2,560.13)

							—	—

TOTAL ALL CASH DISBURSEMENTS	(2,560.13)	(2,560.13)	—	—	(2,560.13)	—	—	(2,560.13)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.		03-13196
TICO Credit Company of Alabama, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA		Case No.	03-13196	Case No.	03-13196
Monthly Court Report for	April-05
FED ID#	57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No.		03-13193
TICO Credit Company of North Carolina, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC		Case No.	03-13193	Case No.	03-13193
Monthly Court Report for	April-05
FED ID#	56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No. 03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(116.43)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($116.43)

FORM MOR-1

THE THAXTON GROUP		Case No.	03-13182
Cash Disbursements for TICO -DELAWARE
Monthly Court Report for	April-05
FED ID #	74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	Fifth Third Bank 1050032006	BB&T 5181006058	BB&T 5180186451	BB&T 5180158407	Ohio Valley 8012564	First National Bank 5711347	PNC Bank 3004243118	National City 754211488
Beginning Cash Position	—	—	—	—	—	—	—	—	—	—

—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

—
—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(116.43)	(116.43)	—	—	—	—	—	—	—	—
—
—
—
—

Total Cash Receipts and Transfers	(116.43)	(116.43)	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—
Expenses related to Loans	(116.43)	(116.43)

Subtotal - Loans	(116.43)	(116.43)	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—
Bank Charges	—			—	—	—	—		—
Claims Funding*	—	—
Company Auto	—	—
Computer Costs	—	—
Dues And Subscriptions	—	—
Employee Reimbursements - collections exp	—	—
Equipment Rental	—	—
Fixed Assets	—	—
Forms & Printing	—	—
Insurance	—	—
Meals & Entertainment	—	—
Miscellaneous	—	—
Office Expense	—	—
Postage	—	—
Prepaid Expenses	—	—
Prepaid Software ABS	—	—
Professional Fees-Ordinary Course	—	—
Rent	—	—
Repairs & Maintenance	—	—
Roadgard	—	—
Seminars & Meetings	—	—
Taxes & Licenses	—	—
Telephone	—	—
Temporary Agency Staff	—	—
Travel	—	—
Utilities	—	—
Interest to Finova	—	—
Payroll Paid TTG	—	—
Payroll Paid SMC	—	—
Restructuring Officer	—	—
Insurance Renewal	—	—
Voyager Payment	—	—
Pre-Filing Prepays	—	—
Deposit to Lender	—	—
US Trustee	—	—
Bankruptcy Professionals	—	—
Other	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(116.43)	(116.43)	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—	—	—	—	—	—

	Case No.	03-13182

April-05
74-2873274

		Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—

			—	—	—
TICO Cash Collected		—	—	—	—
SM Cash Collected		—	—	—	—
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		—	—	—	—

SUBTOTAL		—	—	—	—

		—	—	—	—
		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(116.43)	—	—	(116.43)
		—	—	—	—
		—	—	—	—
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	(116.43)	—	—	(116.43)

Cash Disbursements - Loans
Loan Proceeds Checks		—			—
Expenses related to Loans		(116.43)			(116.43)

Subtotal - Loans		(116.43)	—	—	(116.43)

—
Cash Disbursements - Other		—
Advertising		—	—	—	—
Bank Charges		—	—	—	—
Claims Funding*		—	—	—	—
Company Auto		—	—	—	—
Computer Costs		—	—	—	—
Dues And Subscriptions		—	—	—	—
Employee Reimbursements - collections exp		—	—	—	—
Equipment Rental		—	—	—	—
Fixed Assets		—	—	—	—
Forms & Printing		—	—	—	—
Insurance		—	—	—	—
Meals & Entertainment		—	—	—	—
Miscellaneous		—	—	—	—
Office Expense		—	—	—	—
Postage		—	—	—	—
Prepaid Expenses		—	—	—	—
Prepaid Software ABS		—	—	—	—
Professional Fees-Ordinary Course		—	—	—	—
Rent		—	—	—	—
Repairs & Maintenance		—	—	—	—
Roadgard		—	—	—	—
Seminars & Meetings		—	—	—	—
Taxes & Licenses		—	—	—	—
Telephone		—	—	—	—
Temporary Agency Staff		—	—	—	—
Travel		—	—	—	—
Utilities		—	—	—	—
Interest to Finova		—	—	—	—
Payroll Paid TTG		—	—	—	—
Payroll Paid SMC		—	—	—	—
Restructuring Officer		—	—	—	—
Insurance Renewal		—	—	—	—
Voyager Payment		—	—	—	—
Pre-Filing Prepays		—	—	—	—
Deposit to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		—	—	—	—
Other		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	(116.43)	—	—	(116.43)

Book Balance per bank rec.	—	—	—	—	—

In re: TICO Credit Company of Georgia, Inc.	Case No. 03-13199
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipt less Disbursement )	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)

Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.	Case # 03-13199	Case No. 03-13199
Monthly Court Report for April-05
FED ID# 57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—	—			—			—
Bank Charges	—	—	—	—	—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re: Modern Finance dba TICO Credit Company	Case No. 03-13200
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	27.85
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$27.85

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD		Case No.	03-13200	Case No.	03-13200
Monthly Court Report for	April-05
FED ID#	31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	10,539.75	10,539.75			10,539.75	—	—	10,539.75
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	1,795.00	1,795.00			1,795.00	—	—	1,795.00

SUBTOTAL	12,334.75	12,334.75	—	—	12,334.75	—	—	12,334.75

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(12,306.90)	(12,306.90)	—		(12,306.90)	—	—	(12,306.90)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	27.85	27.85	—	—	27.85	—	—	27.85

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—
Subtotal - Loans	—	—	—	—	—	—	—	—
Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	27.85	27.85			27.85	—	—	27.85
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	27.85	27.85	—	—	27.85	—	—	27.85

—

TOTAL ALL CASH DISBURSEMENTS	27.85	27.85	—	—	27.85	—	—	27.85

	(0.00)	0.00	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No.		03-13190
Modern Central Recovery		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED ” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery		Case	#	03-13190	Case No.	03-13190
Monthly Court Report for	April-05
FED ID#	27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.		03-13201
TICO Credit Company		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED ” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(1,140.06)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($1,140.06)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI		Case No.	03-13201	Case No.	03-13201
Monthly Court Report for	April-05
FED ID#	64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	60.25	60.25		60.25	—	—	60.25

SUBTOTAL	60.25	60.25	—	60.25	—	—	60.25

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,200.31)	(1,200.31)		(1,200.31)	—	—	(1,200.31)
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—	—	—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	(1,140.06)	(1,140.06)	—	(1,140.06)	—	—	(1,140.06)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	(1,140.06)	(1,140.06)		(1,140.06)	—	—	(1,140.06)

Subtotal - Loans	(1,140.06)	(1,140.06)		(1,140.06)	—	—	(1,140.06)

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(1,140.06)	(1,140.06)		(1,140.06)	—	—	(1,140.06)

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

In re:	Case No.		03-13203
TICO Credit Company		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period			April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE		Case No.	03-13203	Case No.	03-13203
Monthly Court Report for	April-05
FED ID#	75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No.		03-13197
TICO Credit Company of Tennessee, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT		Case #	03-13197	Case No.	03-13197
Monthly Court Report for	April-05
FED ID#	62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.		03-13198
TICO Credit Company of Mississippi, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT		Case # 03-13198	Case No. 03-13198
Monthly Court Report for	April-05
FED ID#	57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—
	—	—

In re:	Case No.		03-13202
Modern Financial Services, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT	Case # 03-13202	Case No. 03-13202
Monthly Court Report for	April-05
FED ID#	31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.		03-13204
Thaxton Investment Corporation		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company		Case No.	03-13204	Case No.	03-13204
Monthly Court Report for	April-05
FED ID#	57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—								—	—	—	—

	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—			No Activity - Holding Company - all activity recorded at subsidiary level.			—		—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—								—	—	—	—
Claims Funding*	—
Company Auto	—								—	—	—	—
Computer Costs	—								—	—	—	—
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements - collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	—								—	—	—	—
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	—								—	—	—	—
Rent	—								—	—	—	—
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	—								—	—	—	—
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.
—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT		Case No.	-
Monthly Court Report for	April-05
FED ID#

	Consolidated Totals	Covington Credit- OK 03- 13208	Covington Credit of Texas 03- 13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03- 13209	Quick Credit 03- 13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03- 13205	Operating	Payroll	Other	Total
Beginning Cash Position	1,087,017.61	171,964.66	734,428.45	318,479.11	27,468.10	—	100,757.27	(266,079.98)	1,087,017.61	—	—	1,087,017.61

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	10,972,073.57	277,153.16	2,382,102.67	2,332,623.31	1,077,933.52	1,205,719.24	872,394.50	2,824,147.17	10,972,073.57	—	—	10,972,073.57
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	150.59	—	—	—	—	—	—	150.59	150.59	—	—	150.59

SUBTOTAL	10,972,224.16	277,153.16	2,382,102.67	2,332,623.31	1,077,933.52	1,205,719.24	872,394.50	2,824,297.76	10,972,224.16	—	—	10,972,224.16

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	(2,535,887.26)	2,535,887.26	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(1,513,602.16)	60,126.81	(37,575.10)	764,507.92	275,647.41	145,337.77	143,649.07	(2,865,296.04)	(1,513,602.16)	—	—	(1,513,602.16)
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	9,458,622.00	337,279.97	2,344,527.57	3,097,131.23	1,353,580.93	1,351,057.01	1,016,043.57	(40,998.28)	6,922,734.74	2,535,887.26	—	9,458,622.00

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	5,286,622.20	159,082.70	1,520,201.49	1,510,055.73	706,082.82	794,986.61	596,212.85	—	5,286,622.20			5,286,622.20
Expenses related to Loans	282,528.04	10,940.71	59,649.74	83,137.83	41,746.39	48,788.63	38,264.74	—	282,528.04			282,528.04

Subtotal - Loans	5,569,150.24	170,023.41	1,579,851.23	1,593,193.56	747,829.21	843,775.24	634,477.59	—	5,569,150.24			5,569,150.24

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	76,138.27	3,197.11	20,845.96	15,236.39	7,814.98	7,029.15	6,991.55	15,023.13	76,138.27			76,138.27
Bank Charges	21,931.47	—	—	—	—	—	—	21,931.47	21,931.47	—	—	21,931.47
Claims Funding*	159,160.49	11,738.04	57,870.35	13,554.78	6,514.27	12,340.30	9,053.00	48,089.75	159,160.49			159,160.49
Company Auto	3,011.71	—	98.45	1,025.27	155.56	—	183.59	1,548.84	3,011.71	—	—	3,011.71
Computer Costs	17,705.54	—	615.94	854.32	381.77	122.18	67.28	15,664.05	17,705.54	—	—	17,705.54
Dues And Subscriptions	7,460.00	—	—	3,600.00	30.00	1,980.00	1,600.00	250.00	7,460.00	—	—	7,460.00
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	6,674.97	—	112.50	—	—	—	—	6,562.47	6,674.97	—	—	6,674.97
Fixed Assets	37,192.53	—	—	4,135.60	—	2,120.37	15,665.52	15,271.04	37,192.53	—	—	37,192.53
Forms & Printing	54,481.97	1,640.87	9,263.37	6,414.79	2,932.83	3,691.24	2,515.64	28,023.23	54,481.97	—	—	54,481.97
Insurance	6,339.66	240.91	2,060.39	1,426.42	874.87	950.95	589.59	196.53	6,339.66	—	—	6,339.66
Meals & Entertainment	37,824.67	281.25	1,686.26	2,891.88	1,348.64	18.45	735.74	30,862.45	37,824.67	—	—	37,824.67
Miscellaneous	3,344.50	160.00	857.50	827.50	942.00	452.50	—	105.00	3,344.50	—	—	3,344.50
Office Expense	15,426.04	779.45	3,228.38	2,229.59	1,541.29	849.56	746.79	6,050.98	15,426.04	—	—	15,426.04
Postage	33,432.28	941.59	7,130.58	10,261.11	2,822.92	5,015.90	1,815.05	5,445.13	33,432.28	—	—	33,432.28
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	18,621.97	946.64	6,389.82	4,259.88	2,603.26	2,603.26	1,656.62	162.49	18,621.97	—	—	18,621.97
Professional Fees-Ordinary Course	6,900.20	—	—	—	—	—	—	6,900.20	6,900.20	—	—	6,900.20
Rent	179,486.89	6,710.38	54,916.64	37,419.33	25,368.36	19,397.89	19,627.85	16,046.44	179,486.89	—	—	179,486.89
Repairs & Maintenance	16,016.62	860.72	4,937.41	4,366.83	2,288.00	2,429.68	1,133.98	—	16,016.62	—	—	16,016.62
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	16,585.65	—	—	1,508.00	1,216.54	—	—	13,861.11	16,585.65	—	—	16,585.65
Taxes & Licenses	5,503.23	—	—	—	4,884.95	9.08	339.00	270.20	5,503.23	—	—	5,503.23
Telephone	65,788.33	2,034.70	9,050.72	17,647.69	10,523.88	10,757.30	6,790.40	8,983.64	65,788.33	—	—	65,788.33
Temporary Agency Staff	9,616.25	—	—	—	—	—	—	9,616.25	9,616.25	—	—	9,616.25
Travel	28,459.66	2,073.48	5,559.45	3,792.35	2,974.63	742.90	2,696.79	10,620.06	28,459.66	—	—	28,459.66
Utilities	34,196.62	1,684.23	11,077.96	8,386.41	5,289.83	4,360.54	3,397.65	—	34,196.62	—	—	34,196.62
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,535,887.26	92,049.12	420,681.26	773,735.93	384,951.04	341,230.23	263,683.72	259,555.96	—	2,535,887.26	—	2,535,887.26
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	354,259.09	—	—	151,560.95	122,728.24	79,969.90	—	—	354,259.09	—	—	354,259.09
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	44,716.31	1,302.08	14,670.86	2,559.03	4,301.25	11,210.39	822.52	9,850.18	44,716.31	—	—	44,716.31

Total Other Cash Disbursements	3,796,162.18	126,640.57	631,053.80	1,067,694.05	592,489.11	507,281.77	340,112.28	530,890.60	1,260,274.92	2,535,887.26	—	3,796,162.18

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	9,365,312.42	296,663.98	2,210,905.03	2,660,887.61	1,340,318.32	1,351,057.01	974,589.87	530,890.60	6,829,425.16	2,535,887.26	—	9,365,312.42

			—

	1,180,327.19	212,580.65	868,050.99	754,722.73	40,730.71	—	142,210.97	(837,968.86)	1,180,327.19	—	—	1,180,327.19

Book Balance per bank rec.	1,180,327.19	212,580.65	868,050.99	754,722.73	40,730.71	—	142,210.97	(837,968.86)

THE THAXTON GROUP	Wachovia 200001482512
Cash Disbursements for Southern Management Corp Consolidated
Monthly Court Report for April-05	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	—	—	—	—	—	—

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,228,873.58	256,917.24	2,235,336.05	2,319,112.05	1,157,482.00	1,192,696.81	860,049.33	(792,719.90)
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	7,228,873.58	256,917.24	2,235,336.05	2,319,112.05	1,157,482.00	1,192,696.81	860,049.33	(792,719.90)

Cash Disbursements - Loans
Loan Proceeds Checks	5,286,622.20	159,082.70	1,520,201.49	1,510,055.73	706,082.82	794,986.61	596,212.85
Expenses related to Loans	282,528.04	10,940.71	59,649.74	83,137.83	41,746.39	48,788.63	38,264.74

Subtotal - Loans	5,569,150.24	170,023.41	1,579,851.23	1,593,193.56	747,829.21	843,775.24	634,477.59	—

Cash Disbursements - Other
Advertising	76,138.27	3,197.11	20,845.96	15,236.39	7,814.98	7,029.15	6,991.55	15,023.13
Bank Charges	21,931.47							21,931.47
Claims Funding*	159,160.49	11,738.04	57,870.35	13,554.78	6,514.27	12,340.30	9,053.00	48,089.75
Company Auto	3,011.71		98.45	1,025.27	155.56		183.59	1,548.84
Computer Costs	17,705.54		615.94	854.32	381.77	122.18	67.28	15,664.05
Dues And Subscriptions	7,460.00			3,600.00	30.00	1,980.00	1,600.00	250.00
Employee Reimbursements - collections exp	—
Equipment Rental	6,674.97		112.50					6,562.47
Fixed Assets	37,192.53			4,135.60		2,120.37	15,665.52	15,271.04
Forms & Printing	54,481.97	1,640.87	9,263.37	6,414.79	2,932.83	3,691.24	2,515.64	28,023.23
Insurance	6,339.66	240.91	2,060.39	1,426.42	874.87	950.95	589.59	196.53
Meals & Entertainment	37,824.67	281.25	1,686.26	2,891.88	1,348.64	18.45	735.74	30,862.45
Miscellaneous	3,344.50	160.00	857.50	827.50	942.00	452.50		105.00
Office Expense	15,426.04	779.45	3,228.38	2,229.59	1,541.29	849.56	746.79	6,050.98
Postage	33,432.28	941.59	7,130.58	10,261.11	2,822.92	5,015.90	1,815.05	5,445.13
Prepaid Expenses	—
Prepaid Software ABS	18,621.97	946.64	6,389.82	4,259.88	2,603.26	2,603.26	1,656.62	162.49
Professional Fees-Ordinary Course	6,900.20							6,900.20
Rent	179,486.89	6,710.38	54,916.64	37,419.33	25,368.36	19,397.89	19,627.85	16,046.44
Repairs & Maintenance	16,016.62	860.72	4,937.41	4,366.83	2,288.00	2,429.68	1,133.98
Roadgard	—
Seminars & Meetings	16,585.65			1,508.00	1,216.54			13,861.11
Taxes & Licenses	5,503.23				4,884.95	9.08	339.00	270.20
Telephone	65,788.33	2,034.70	9,050.72	17,647.69	10,523.88	10,757.30	6,790.40	8,983.64
Temporary Agency Staff	9,616.25							9,616.25
Travel	28,459.66	2,073.48	5,559.45	3,792.35	2,974.63	742.90	2,696.79	10,620.06
Utilities	34,196.62	1,684.23	11,077.96	8,386.41	5,289.83	4,360.54	3,397.65
Interest to Finova	—
Payroll Paid TTG	—
	1,600,833.39	52,302.38	445,112.28	431,960.37	202,114.72	182,870.03	149,143.18	137,330.43
Restructuring Officer	—
Insurance Renewal	—
Credit Insurance Carrier	354,259.09			151,560.95	122,728.24	79,969.90
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	44,716.31	1,302.08	14,670.86	2,559.03	4,301.25	11,210.39	822.52	9,850.18

Total Other Cash Disbursements	2,861,108.31	86,893.83	655,484.82	725,918.49	409,652.79	348,921.57	225,571.74	408,665.07

TOTAL ALL CASH DISBURSEMENTS	8,430,258.55	256,917.24	2,235,336.05	2,319,112.05	1,157,482.00	1,192,696.81	860,049.33	408,665.07

	(1,201,384.97)	—	—	—	—	—	—	(1,201,384.97)

Book Balance per bank rec.		—	—		—	—		(1,201,384.97)

In re:	Case No.		03-13208
Covington Credit, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	296,663.98
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$296,663.98

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc		Case No.	03-13208	Case No.
Monthly Court Report for	April-05
FED ID#	57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other
Beginning Cash Position	171,964.66	30,951.35	46,575.17	17,861.67	16,176.40	14,182.36	—	—	11,639.29	30,668.88	3,909.54		171,964.66	—	—

	—												—	—	—
TICO Cash Collected	—												—	—	—
SM Cash Collected	277,153.16	34,966.76	19,821.80	30,849.88	31,279.70	36,838.52	(21,342.07)	39,746.74	48,017.16	24,550.13	32,424.54		237,406.42	39,746.74	—
TIG Cash Collected	—												—	—	—
TPF Cash Collected	—												—	—	—
TCL Cash Collected	—												—	—	—
Other Income Collected	—												—	—	—

SUBTOTAL	277,153.16	34,966.76	19,821.80	30,849.88	31,279.70	36,838.52	(21,342.07)	39,746.74	48,017.16	24,550.13	32,424.54	—	237,406.42	39,746.74	—

	—												—	—	—
	—												—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	60,126.81	(23,928.95)	(16,084.63)	(29,513.09)	(30,194.30)	(33,495.67)	278,259.31		(43,864.98)	(12,218.82)	(28,832.06)		60,126.81	—	—
	—												—	—	—
	—												—	—	—
	—												—	—	—
	—												—	—	—

Total Cash Receipts and Transfers	337,279.97	11,037.81	3,737.17	1,336.79	1,085.40	3,342.85	256,917.24	39,746.74	4,152.18	12,331.31	3,592.48	—	297,533.23	39,746.74	—

													—	—
Cash Disbursements - Loans													—	—
													—	—
Loan Proceeds Checks	159,082.70						159,082.70						159,082.70	—
Expenses related to Loans	10,940.71						10,940.71						10,940.71	—

Subtotal - Loans	170,023.41	—	—	—	—	—	170,023.41	—	—	—	—		170,023.41	—	—

													—	—
													—	—
Cash Disbursements - Other	—												—	—
Advertising	3,197.11						3,197.11						3,197.11	—
Bank Charges	—						—						—	—	—
Claims Funding*	11,738.04						11,738.04						11,738.04	—
Company Auto	—						—						—	—	—
Computer Costs	—						—						—	—	—
Dues And Subscriptions	—						—						—	—	—
Employee Reimbursements - collections exp	—						—						—	—	—
Equipment Rental	—						—						—	—	—
Fixed Assets	—						—						—	—	—
Forms & Printing	1,640.87						1,640.87						1,640.87	—	—
Insurance	240.91						240.91						240.91	—	—
Meals & Entertainment	281.25						281.25						281.25	—	—
Miscellaneous	160.00						160.00						160.00	—	—
Office Expense	779.45						779.45						779.45	—	—
Postage	941.59						941.59						941.59	—	—
Prepaid Expenses	—						—						—	—	—
Prepaid Software ABS	946.64						946.64						946.64	—	—
Professional Fees-Ordinary Course	—						—						—	—	—
Rent	6,710.38						6,710.38						6,710.38	—	—
Repairs & Maintenance	860.72						860.72						860.72	—	—
Roadgard	—						—						—	—	—
Seminars & Meetings	—						—						—	—	—
Taxes & Licenses	—						—						—	—	—
Telephone	2,034.70						2,034.70						2,034.70	—	—
Temporary Agency Staff	—						—						—	—	—
Travel	2,073.48						2,073.48						2,073.48	—	—
Utilities	1,684.23						1,684.23						1,684.23	—	—
Interest to Finova	—						—						—	—	—
Payroll Paid TTG	—						—						—	—	—
Payroll Paid SMC	92,049.12						52,302.38	39,746.74					52,302.38	39,746.74	—
Restructuring Officer	—						—						—	—	—
Insurance Renewal	—						—						—	—	—
Voyager Payment	—						—						—	—	—
Pre-Filing Prepays	—						—						—	—	—
Deposit to Lender	—						—						—	—	—
US Trustee	—						—						—	—	—
Bankruptcy Professionals	—						—						—	—	—
Other	1,302.08						1,302.08						1,302.08	—	—

Total Other Cash Disbursements	126,640.57	—	—	—	—	—	86,893.83	39,746.74	—	—	—		86,893.83	39,746.74	—

													—	—	—

TOTAL ALL CASH DISBURSEMENTS	296,663.98	—	—	—	—	—	256,917.24	39,746.74	—	—	—		256,917.24	39,746.74	—

	212,580.65	41,989.16	50,312.34	19,198.46	17,261.80	17,525.21	—	—	15,791.47	43,000.19	7,502.02		212,580.65	—	—

Ending Bank Balance per bank rec.	212,580.65	41,989.16	50,312.34	19,198.46	17,261.80	17,525.21			15,791.47	43,000.19	7,502.02

In re:	Case No.		03-13212
Southern Finance of South Carolina, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,660,887.61
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,660,887.61

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance-SC			Case #	03-13212	Case No.	03-13212
Monthly Court Report for		April-05
FED ID#	57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	318,479.11	7,875.88	6,515.79	13,880.73	218,943.02	5,250.75

	—
TICO Cash Collected	—
SM Cash Collected	2,332,623.31	40,977.85	52,748.38	51,143.78	1,655,017.35	77,953.39	155,983.79
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,332,623.31	40,977.85	52,748.38	51,143.78	1,655,017.35	77,953.39	155,983.79

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	764,507.92	(36,820.36)	(50,639.65)	(48,871.58)	(1,247,293.72)	(69,723.18)	2,163,128.26
	—
	—
	—
	—

Total Cash Receipts and Transfers	3,097,131.23	4,157.49	2,108.73	2,272.20	407,723.63	8,230.21	2,319,112.05

Cash Disbursements - Loans

Loan Proceeds Checks	1,510,055.73						1,510,055.73
Expenses related to Loans	83,137.83						83,137.83

Subtotal - Loans	1,593,193.56						1,593,193.56

Cash Disbursements - Other
Advertising	15,236.39						15,236.39
Bank Charges	—
Claims Funding*	13,554.78						13,554.78
Company Auto	1,025.27						1,025.27
Computer Costs	854.32						854.32
Dues And Subscriptions	3,600.00						3,600.00
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	4,135.60						4,135.60
Forms & Printing	6,414.79						6,414.79
Insurance	1,426.42						1,426.42
Meals & Entertainment	2,891.88						2,891.88
Miscellaneous	827.50						827.50
Office Expense	2,229.59						2,229.59
Postage	10,261.11						10,261.11
Prepaid Expenses	—						—
Prepaid Software ABS	4,259.88						4,259.88
Professional Fees-Ordinary Course	—						—
Rent	37,419.33						37,419.33
Repairs & Maintenance	4,366.83						4,366.83
Roadgard	—						—
Seminars & Meetings	1,508.00						1,508.00
Taxes & Licenses	—						—
Telephone	17,647.69						17,647.69
Temporary Agency Staff	—						—
Travel	3,792.35						3,792.35
Utilities	8,386.41						8,386.41
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	773,735.93						431,960.37
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	151,560.95						151,560.95
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	2,559.03						2,559.03

Total Other Cash Disbursements	1,067,694.05	—	—	—	—	—	725,918.49

TOTAL ALL CASH DISBURSEMENTS	2,660,887.61	—	—	—	—	—	2,319,112.05

	754,722.73	12,033.37	8,624.52	16,152.93	626,666.65	13,480.96	—

Book Balance per bank rec.	754,722.73	12,033.37	8,624.52	16,152.93	626,666.65	13,480.96

	WACHOVIA PAYROLL ACCOUNTS	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	—	12,352.66	13,175.64	40,484.64	318,479.11	—	—	318,479.11

						—	—	—
TICO Cash Collected					—	—	—	—
SM Cash Collected		61,369.11	57,483.79	179,945.87	2,332,623.31	—	—	2,332,623.31
TIG Cash Collected					—	—	—	—
TPF Cash Collected					—	—	—	—
TCL Cash Collected					—	—	—	—
Other Income Collected					—	—	—	—

SUBTOTAL	—	61,369.11	57,483.79	179,945.87	2,332,623.31	—	—	2,332,623.31

					—	—	—	—
					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	341,775.56	(60,739.70)	(50,790.55)	(175,517.16)	422,732.36	341,775.56	—	764,507.92
					—	—	—	—
					—	—	—	—
					—	—	—	—
					—	—	—	—

Total Cash Receipts and Transfers	341,775.56	629.41	6,693.24	4,428.71	2,755,355.67	341,775.56	—	3,097,131.23

					—
Cash Disbursements - Loans					—
					—
Loan Proceeds Checks					1,510,055.73			1,510,055.73
Expenses related to Loans					83,137.83			83,137.83

Subtotal - Loans					1,593,193.56			1,593,193.56

					—
					—
Cash Disbursements - Other					—
Advertising					15,236.39			15,236.39
Bank Charges					—	—	—	—
Claims Funding*					13,554.78			13,554.78
Company Auto					1,025.27	—	—	1,025.27
Computer Costs					854.32	—	—	854.32
Dues And Subscriptions					3,600.00	—	—	3,600.00
Employee Reimbursements - collections exp					—	—	—	—
Equipment Rental					—	—	—	—
Fixed Assets					4,135.60	—	—	4,135.60
Forms & Printing					6,414.79	—	—	6,414.79
Insurance					1,426.42	—	—	1,426.42
Meals & Entertainment					2,891.88	—	—	2,891.88
Miscellaneous					827.50	—	—	827.50
Office Expense					2,229.59	—	—	2,229.59
Postage					10,261.11	—	—	10,261.11
Prepaid Expenses					—	—	—	—
Prepaid Software ABS					4,259.88	—	—	4,259.88
Professional Fees-Ordinary Course					—	—	—	—
Rent					37,419.33	—	—	37,419.33
Repairs & Maintenance					4,366.83	—	—	4,366.83
Roadgard					—	—	—	—
Seminars & Meetings					1,508.00	—	—	1,508.00
Taxes & Licenses					—	—	—	—
Telephone					17,647.69	—	—	17,647.69
Temporary Agency Staff					—	—	—	—
Travel					3,792.35	—	—	3,792.35
Utilities					8,386.41	—	—	8,386.41
Interest to Finova					—	—	—	—
Payroll Paid TTG					—	—	—	—
Payroll Paid SMC	341,775.56				431,960.37	341,775.56	—	773,735.93
Restructuring Officer					—	—	—	—
Insurance Renewal					—	—	—	—
Voyager Payment					151,560.95	—	—	151,560.95
Pre-Filing Prepays					—	—	—	—
Deposit to Lender					—	—	—	—
US Trustee					—	—	—	—
Bankruptcy Professionals					—	—	—	—
Other					2,559.03	—	—	2,559.03

Total Other Cash Disbursements	341,775.56	—	—	—	1,067,694.05	—	—	1,067,694.05

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	341,775.56	—	—	—	2,319,112.05	341,775.56	—	2,660,887.61

	—	12,982.07	19,868.88	44,913.35	754,722.73	—	—	754,722.73

Book Balance per bank rec.		12,982.07	19,868.88	44,913.35

In re:	Case No.		03-13211
Covington Credit of Texas, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,210,905.03
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,210,905.03

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas			Case	#	03-13211
Monthly Court Report for		April-05
FED ID#	57-1002963					Texas State Bank

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889
Beginning Cash Position	734,428.45	9,385.84	8,482.29	4,858.18	6,337.15	14,362.38	17,341.10

	—
TICO Cash Collected	—
SM Cash Collected	2,382,102.67	39,759.33	48,623.74	42,707.45	54,785.33	41,303.43	57,784.10
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,382,102.67	39,759.33	48,623.74	42,707.45	54,785.33	41,303.43	57,784.10

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(37,575.10)	(38,007.00)	(46,791.15)	(38,231.99)	(49,823.59)	(38,088.75)	(54,600.96)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	2,344,527.57	1,752.33	1,832.59	4,475.46	4,961.74	3,214.68	3,183.14

Cash Disbursements - Loans
Loan Proceeds Checks	1,520,201.49
Expenses related to Loans	59,649.74

Subtotal - Loans	1,579,851.23	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	20,845.96
Bank Charges	—
Claims Funding*	57,870.35
Company Auto	98.45
Computer Costs	615.94
Dues And Subscriptions	—
Employee Reimbursements - collections exp	—
Equipment Rental	112.50
Fixed Assets	—
Forms & Printing	9,263.37
Insurance	2,060.39
Meals & Entertainment	1,686.26
Miscellaneous	857.50
Office Expense	3,228.38
Postage	7,130.58
Prepaid Expenses	—
Prepaid Software ABS	6,389.82
Professional Fees-Ordinary Course	—
Rent	54,916.64
Repairs & Maintenance	4,937.41
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	—
Telephone	9,050.72
Temporary Agency Staff	—
Travel	5,559.45
Utilities	11,077.96
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	14,670.86

Total Other Cash Disbursements	631,053.80	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,210,905.03	—	—	—	—	—	—

	868,050.99	11,138.17	10,314.88	9,333.64	11,298.89	17,577.06	20,524.24

Book Balance per bank rec.	868,050.99	11,138.17	10,314.88	9,333.64	11,298.89	17,577.06	20,524.24

	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981
Beginning Cash Position	15,579.48	17,247.85	9,184.51	58,820.44	8,284.63	13,301.43	13,402.55	14,850.25

TICO Cash Collected
SM Cash Collected	50,018.79	33,290.53	38,119.72	553,996.49	50,881.29	37,396.91	34,386.61	31,095.69
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	50,018.79	33,290.53	38,119.72	553,996.49	50,881.29	37,396.91	34,386.61	31,095.69

GENERAL LEDGER DEPOSITS AND TRANSFERS	(47,453.01)	(32,084.63)	(34,432.83)	(527,414.78)	(47,390.31)	(37,695.05)	(33,499.04)	(29,246.98)

Total Cash Receipts and Transfers	2,565.78	1,205.90	3,686.89	26,581.71	3,490.98	(298.14)	887.57	1,848.71

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	18,145.26	18,453.75	12,871.40	85,402.15	11,775.61	13,003.29	14,290.12	16,698.96

Book Balance per bank rec.	18,145.26	18,453.75	12,871.40	85,402.15	11,775.61	13,003.29	14,290.12	16,698.96

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380-3594062	Guaranty Bank 380-3594567	Guaranty Bank 380-3594609	Guaranty Bank 380-3594559
Beginning Cash Position	10,403.74	4,058.38	15,425.33	24,067.70	7,716.59	42,945.31	23,821.69	55,157.09

TICO Cash Collected		—
SM Cash Collected	42,541.27	47,492.40	25,123.71	47,981.73	22,834.36	37,641.04	39,415.20	36,167.45
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected		—
Other Income Collected

SUBTOTAL	42,541.27	47,492.40	25,123.71	47,981.73	22,834.36	37,641.04	39,415.20	36,167.45

GENERAL LEDGER DEPOSITS AND TRANSFERS	(44,196.92)	(46,063.57)	(23,073.47)	(44,267.67)	(21,935.58)	(34,975.03)	(36,409.88)	(35,169.31)

Total Cash Receipts and Transfers	(1,655.65)	1,428.83	2,050.24	3,714.06	898.78	2,666.01	3,005.32	998.14

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges		—				—	—	—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	8,748.09	5,487.21	17,475.57	27,781.76	8,615.37	45,611.32	26,827.01	56,155.23

Book Balance per bank rec.	8,748.09	5,487.21	17,475.57	27,781.76	8,615.37	45,611.32	26,827.01	56,155.23

	Guaranty Bank 380-3594542	Guaranty Bank 380-3594153	Union Planter’s Bank 0080129775	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470
Beginning Cash Position	72,729.46	132,105.52	15,236.06	—	—	11,856.41	9,843.02

TICO Cash Collected
SM Cash Collected	41,196.37	31,557.64	34,944.22	499,869.24		45,468.24	46,530.61
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	41,196.37	31,557.64	34,944.22	499,869.24	—	45,468.24	46,530.61

GENERAL LEDGER DEPOSITS AND TRANSFERS	(37,590.42)	(236.71)	(33,196.18)	1,290,354.53	420,681.26	(40,924.02)	(42,545.41)

Total Cash Receipts and Transfers	3,605.95	31,320.93	1,748.04	1,790,223.77	420,681.26	4,544.22	3,985.20

Cash Disbursements - Loans
Loan Proceeds Checks				1,520,201.49
Expenses related to Loans				59,649.74

Subtotal - Loans	—	—	—	1,579,851.23	—	—	—

Cash Disbursements - Other
Advertising				20,845.96
Bank Charges	—
Claims Funding*				57,870.35
Company Auto				98.45
Computer Costs				615.94
Dues And Subscriptions				—
Employee Reimbursements - collections exp				—
Equipment Rental				112.50
Fixed Assets				—
Forms & Printing				9,263.37
Insurance				2,060.39
Meals & Entertainment				1,686.26
Miscellaneous				857.50
Office Expense				3,228.38
Postage				7,130.58
Prepaid Expenses				—
Prepaid Software ABS				6,389.82
Professional Fees-Ordinary Course				—
Rent				54,916.64
Repairs & Maintenance				4,937.41
Roadgard				—
Seminars & Meetings				—
Taxes & Licenses				—
Telephone				9,050.72
Temporary Agency Staff				—
Travel				5,559.45
Utilities				11,077.96
Interest to Finova				—
Payroll Paid TTG				—
Payroll Paid SMC					420,681.26
Restructuring Officer				—
Insurance Renewal				—
Voyager Payment				—
Pre-Filing Prepays				—
Deposit to Lender				—
US Trustee				—
Bankruptcy Professionals				—
Other				14,670.86

Total Other Cash Disbursements	—	—	—	210,372.54	420,681.26	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	1,790,223.77	420,681.26	—	—

	76,335.41	163,426.45	16,984.10	—	—	16,400.63	13,828.22

Book Balance per bank rec.	76,335.41	163,426.45	16,984.10			16,400.63	13,828.22

THE THAXTON GROUP	Case No. 03-13211
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	24,085.35	14,459.27	12,675.07	9,375.92	37,028.46	734,428.45	—	—	734,428.45

							—	—	—
TICO Cash Collected						—	—	—	—
SM Cash Collected	29,426.22	38,621.19	42,317.32	46,669.04	112,156.01	2,382,102.67	—	—	2,382,102.67
TIG Cash Collected						—	—	—	—
TPF Cash Collected						—	—	—	—
TCL Cash Collected						—	—	—	—
Other Income Collected						—	—	—	—

SUBTOTAL	29,426.22	38,621.19	42,317.32	46,669.04	112,156.01	2,382,102.67	—	—	2,382,102.67

						—	—	—	—
						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(28,896.45)	(36,796.16)	(37,153.90)	(42,568.24)	(107,851.90)	(458,256.36)	420,681.26	—	(37,575.10)
						—	—	—	—
						—	—	—	—
						—	—	—	—
						—	—	—	—

Total Cash Receipts and Transfers	529.77	1,825.03	5,163.42	4,100.80	4,304.11	1,923,846.31	420,681.26	—	2,344,527.57	—

							—
Cash Disbursements - Loans							—
						—	—
Loan Proceeds Checks						1,520,201.49	—		1,520,201.49
Expenses related to Loans						59,649.74	—		59,649.74

Subtotal - Loans	—	—	—	—	—	1,579,851.23	—	—	1,579,851.23

							—
							—
Cash Disbursements - Other							—
Advertising						20,845.96	—	—	20,845.96
Bank Charges					—	—		—	—
Claims Funding*						57,870.35	—		57,870.35
Company Auto						98.45	—	—	98.45
Computer Costs						615.94	—	—	615.94
Dues And Subscriptions						—	—	—	—
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						112.50	—	—	112.50
Fixed Assets						—	—	—	—
Forms & Printing						9,263.37	—	—	9,263.37
Insurance						2,060.39	—	—	2,060.39
Meals & Entertainment						1,686.26	—	—	1,686.26
Miscellaneous						857.50	—	—	857.50
Office Expense						3,228.38	—	—	3,228.38
Postage						7,130.58	—	—	7,130.58
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						6,389.82	—	—	6,389.82
Professional Fees-Ordinary Course						—	—	—	—
Rent						54,916.64	—	—	54,916.64
Repairs & Maintenance						4,937.41	—	—	4,937.41
Roadgard						—	—	—	—
Seminars & Meetings						—	—	—	—
Taxes & Licenses						—	—	—	—
Telephone						9,050.72	—	—	9,050.72
Temporary Agency Staff						—	—	—	—
Travel						5,559.45	—	—	5,559.45
Utilities						11,077.96	—	—	11,077.96
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	420,681.26	—	420,681.26
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
Other						14,670.86	—	—	14,670.86

Total Other Cash Disbursements	—	—	—	—	—	210,372.54	420,681.26	—	631,053.80

						—		—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	1,790,223.77	420,681.26	—	2,210,905.03

	24,615.12	16,284.30	17,838.49	13,476.72	41,332.57	868,050.99	—	—	868,050.99

Book Balance per bank rec.	24,615.12	16,284.30	17,838.49	13,476.72	41,332.57

In re:	Case No.		03-13213
Quick Credit Corporation, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,351,057.01
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,351,057.01

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.		Case #	03-13213	Case No.	03-13213
Monthly Court Report for	April-05
FED ID#	57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,205,719.24	1,205,719.24		1,205,719.24	—	—	1,205,719.24
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,205,719.24	1,205,719.24	—	1,205,719.24	—	—	1,205,719.24

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	145,337.77	(13,022.43)	158,360.20	(13,022.43)	158,360.20	—	145,337.77
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,351,057.01	1,192,696.81	158,360.20	1,192,696.81	158,360.20	—	1,351,057.01

Cash Disbursements - Loans
Loan Proceeds Checks	794,986.61	794,986.61		794,986.61			794,986.61
Expenses related to Loans	48,788.63	48,788.63		48,788.63			48,788.63

Subtotal - Loans	843,775.24	843,775.24	—	843,775.24	—	—	843,775.24

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	7,029.15	7,029.15		7,029.15			7,029.15
Bank Charges	—	—		—	—	—	—
Claims Funding*	12,340.30	12,340.30		12,340.30			12,340.30
Company Auto	—	—		—	—	—	—
Computer Costs	122.18	122.18		122.18	—	—	122.18
Dues And Subscriptions	1,980.00	1,980.00		1,980.00	—	—	1,980.00
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	2,120.37	2,120.37		2,120.37	—	—	2,120.37
Forms & Printing	3,691.24	3,691.24		3,691.24	—	—	3,691.24
Insurance	950.95	950.95		950.95	—	—	950.95
Meals & Entertainment	18.45	18.45		18.45	—	—	18.45
Miscellaneous	452.50	452.50		452.50	—	—	452.50
Office Expense	849.56	849.56		849.56	—	—	849.56
Postage	5,015.90	5,015.90		5,015.90	—	—	5,015.90
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	2,603.26	2,603.26		2,603.26	—	—	2,603.26
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	19,397.89	19,397.89		19,397.89	—	—	19,397.89
Repairs & Maintenance	2,429.68	2,429.68		2,429.68	—	—	2,429.68
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	9.08	9.08		9.08	—	—	9.08
Telephone	10,757.30	10,757.30		10,757.30	—	—	10,757.30
Temporary Agency Staff	—	—		—	—	—	—
Travel	742.90	742.90		742.90	—	—	742.90
Utilities	4,360.54	4,360.54		4,360.54	—	—	4,360.54
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	341,230.23	182,870.03	158,360.20	182,870.03	158,360.20	—	341,230.23
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	79,969.90	79,969.90		79,969.90	—	—	79,969.90
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	11,210.39	11,210.39		11,210.39	—	—	11,210.39

Total Other Cash Disbursements	507,281.77	348,921.57	158,360.20	348,921.57	158,360.20	—	507,281.77

TOTAL ALL CASH DISBURSEMENTS	1,351,057.01	1,192,696.81	158,360.20	1,192,696.81	158,360.20	—	1,351,057.01

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,340,318.32
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,340,318.32

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA		Case #	03-13209	Case No.	03-13209
Monthly Court Report for	April-05
FED ID#	58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	27,468.10	12,367.50	15,100.60	—	—	27,468.10	—	—	27,468.10

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,077,933.52	34,672.72	93,383.03	949,877.77		1,077,933.52	—	—	1,077,933.52
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	1,077,933.52	34,672.72	93,383.03	949,877.77	—	1,077,933.52	—	—	1,077,933.52

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	275,647.41	(34,025.82)	(80,767.32)	207,604.23	182,836.32	92,811.09	182,836.32	—	275,647.41
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,353,580.93	646.90	12,615.71	1,157,482.00	182,836.32	1,170,744.61	182,836.32	—	1,353,580.93

Cash Disbursements - Loans
						—
Loan Proceeds Checks	706,082.82			706,082.82		706,082.82			706,082.82
Expenses related to Loans	41,746.39			41,746.39		41,746.39			41,746.39

Subtotal - Loans	747,829.21	—	—	747,829.21	—	747,829.21	—	—	747,829.21

	—					—
	—					—
Cash Disbursements - Other	—					—
Advertising	7,814.98			7,814.98		7,814.98			7,814.98
Bank Charges	—			—		—	—	—	—
Claims Funding*	6,514.27			6,514.27		6,514.27			6,514.27
Company Auto	155.56			155.56		155.56	—	—	155.56
Computer Costs	381.77			381.77		381.77	—	—	381.77
Dues And Subscriptions	30.00			30.00		30.00	—	—	30.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	—			—		—	—	—	—
Forms & Printing	2,932.83			2,932.83		2,932.83	—	—	2,932.83
Insurance	874.87			874.87		874.87	—	—	874.87
Meals & Entertainment	1,348.64			1,348.64		1,348.64	—	—	1,348.64
Miscellaneous	942.00			942.00		942.00	—	—	942.00
Office Expense	1,541.29			1,541.29		1,541.29	—	—	1,541.29
Postage	2,822.92			2,822.92		2,822.92	—	—	2,822.92
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	2,603.26			2,603.26		2,603.26	—	—	2,603.26
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	25,368.36			25,368.36		25,368.36	—	—	25,368.36
Repairs & Maintenance	2,288.00			2,288.00		2,288.00	—	—	2,288.00
Roadgard	—			—		—	—	—	—
Seminars & Meetings	1,216.54			1,216.54		1,216.54	—	—	1,216.54
Taxes & Licenses	4,884.95			4,884.95		4,884.95	—	—	4,884.95
Telephone	10,523.88			10,523.88		10,523.88	—	—	10,523.88
Temporary Agency Staff	—			—		—	—	—	—
Travel	2,974.63			2,974.63		2,974.63	—	—	2,974.63
Utilities	5,289.83			5,289.83		5,289.83	—	—	5,289.83
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	384,951.04			202,114.72	182,836.32	202,114.72	182,836.32	—	384,951.04
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	122,728.24			122,728.24		122,728.24	—	—	122,728.24
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	4,301.25			4,301.25		4,301.25	—	—	4,301.25

Total Other Cash Disbursements	592,489.11	—	—	409,652.79	182,836.32	409,652.79	182,836.32	—	592,489.11

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,340,318.32	—	—	1,157,482.00	182,836.32	1,157,482.00	182,836.32	—	1,340,318.32

	40,730.71	13,014.40	27,716.31	—	—	40,730.71	—	—	40,730.71

Book Balance per bank rec.	40,730.71	13,014.40	27,716.31

In re:	Case No. 03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	974,589.87
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$974,589.87

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN		Case #	03-13206	Case No.	03-13206
Monthly Court Report for	April-05
FED ID#	62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	100,757.27	14,008.78	23,999.77	—	—	62,748.72	100,757.27	—	—	100,757.27

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	872,394.50	36,611.20	46,679.60	151,362.31		637,741.39	872,394.50	—	—	872,394.50
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	872,394.50	36,611.20	46,679.60	151,362.31	—	637,741.39	872,394.50	—	—	872,394.50

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	143,649.07	(34,935.14)	(45,323.76)	708,687.02	114,540.54	(599,319.59)	29,108.53	114,540.54	—	143,649.07
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,016,043.57	1,676.06	1,355.84	860,049.33	114,540.54	38,421.80	901,503.03	114,540.54	—	1,016,043.57

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	596,212.85			596,212.85			596,212.85			596,212.85
Expenses related to Loans	38,264.74			38,264.74			38,264.74			38,264.74

Subtotal - Loans	634,477.59	—	—	634,477.59	—	—	634,477.59	—	—	634,477.59

							—
							—
Cash Disbursements - Other							—
Advertising	6,991.55			6,991.55			6,991.55			6,991.55
Bank Charges	—		—	—			—	—	—	—
Claims Funding*	9,053.00			9,053.00			9,053.00			9,053.00
Company Auto	183.59			183.59			183.59	—	—	183.59
Computer Costs	67.28			67.28			67.28	—	—	67.28
Dues And Subscriptions	1,600.00			1,600.00			1,600.00	—	—	1,600.00
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	15,665.52			15,665.52			15,665.52	—	—	15,665.52
Forms & Printing	2,515.64			2,515.64			2,515.64	—	—	2,515.64
Insurance	589.59			589.59			589.59	—	—	589.59
Meals & Entertainment	735.74			735.74			735.74	—	—	735.74
Miscellaneous	—			—			—	—	—	—
Office Expense	746.79			746.79			746.79	—	—	746.79
Postage	1,815.05			1,815.05			1,815.05	—	—	1,815.05
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	1,656.62			1,656.62			1,656.62	—	—	1,656.62
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	19,627.85			19,627.85			19,627.85	—	—	19,627.85
Repairs & Maintenance	1,133.98			1,133.98			1,133.98	—	—	1,133.98
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	339.00			339.00			339.00	—	—	339.00
Telephone	6,790.40			6,790.40			6,790.40	—	—	6,790.40
Temporary Agency Staff	—			—			—	—	—	—
Travel	2,696.79			2,696.79			2,696.79	—	—	2,696.79
Utilities	3,397.65			3,397.65			3,397.65	—	—	3,397.65
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	263,683.72			149,143.18	114,540.54		149,143.18	114,540.54	—	263,683.72
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	822.52			822.52			822.52	—	—	822.52

Total Other Cash Disbursements	340,112.28	—	—	225,571.74	114,540.54	—	225,571.74	114,540.54	—	340,112.28

							—

TOTAL ALL CASH DISBURSEMENTS	974,589.87	—	—	860,049.33	114,540.54	—	860,049.33	114,540.54	—	974,589.87

	142,210.97	15,684.84	25,355.61	—	—	101,170.52	142,210.97	—	—	142,210.97

Book Balance per bank rec.	142,210.97	15,684.84	25,355.61			101,170.52

In re:	Case No. 03-13206
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	530,890.60
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$530,890.60

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp		Case No.	03-13205	Case No.	03-13205
Monthly Court Report for	April-05
FED ID#	57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(266,079.98)	101,339.03	369,212.58	(687,068.77)	(49,562.82)	(266,079.98)	—	—	(266,079.98)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	2,824,147.17		407,614.66	2,416,532.51	—	2,824,147.17	—	—	2,824,147.17
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	150.59	150.59				150.59	—	—	150.59

SUBTOTAL	2,824,297.76	150.59	407,614.66	2,416,532.51	—	2,824,297.76	—	—	2,824,297.76

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,865,296.04)		(373,975.87)	(2,522,183.64)	30,863.47	(2,896,159.51)	30,863.47	—	(2,865,296.04)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	(40,998.28)	150.59	33,638.79	(105,651.13)	30,863.47	(71,861.75)	30,863.47	—	(40,998.28)	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	—			—		—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—					—
Advertising	15,023.13			15,023.13		15,023.13			15,023.13
Bank Charges	21,931.47			21,931.47		21,931.47	—	—	21,931.47
Claims Funding*	48,089.75			48,089.75		48,089.75			48,089.75
Company Auto	1,548.84			1,548.84		1,548.84	—	—	1,548.84
Computer Costs	15,664.05			15,664.05		15,664.05	—	—	15,664.05
Dues And Subscriptions	250.00			250.00		250.00	—	—	250.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	6,562.47			6,562.47		6,562.47	—	—	6,562.47
Fixed Assets	15,271.04			15,271.04		15,271.04	—	—	15,271.04
Forms & Printing	28,023.23			28,023.23		28,023.23	—	—	28,023.23
Insurance	196.53			196.53		196.53	—	—	196.53
Meals & Entertainment	30,862.45			30,862.45		30,862.45	—	—	30,862.45
Miscellaneous	105.00			105.00		105.00	—	—	105.00
Office Expense	6,050.98			6,050.98		6,050.98	—	—	6,050.98
Postage	5,445.13			5,445.13		5,445.13	—	—	5,445.13
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	162.49			162.49		162.49	—	—	162.49
Professional Fees-Ordinary Course	6,900.20			6,900.20		6,900.20	—	—	6,900.20
Rent	16,046.44			16,046.44		16,046.44	—	—	16,046.44
Repairs & Maintenance	—			—		—	—	—	—
Roadgard	—			—		—	—	—	—
Seminars & Meetings	13,861.11			13,861.11		13,861.11	—	—	13,861.11
Taxes & Licenses	270.20			270.20		270.20	—	—	270.20
Telephone	8,983.64			8,983.64		8,983.64	—	—	8,983.64
Temporary Agency Staff	9,616.25			9,616.25		9,616.25	—	—	9,616.25
Travel	10,620.06			10,620.06		10,620.06	—	—	10,620.06
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	259,555.96			137,330.43	122,225.53	137,330.43	122,225.53	—	259,555.96
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	9,850.18			9,850.18		9,850.18	—	—	9,850.18

Total Other Cash Disbursements	530,890.60	—	—	408,665.07	122,225.53	408,665.07	122,225.53	—	530,890.60

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	530,890.60	—	—	408,665.07	122,225.53	408,665.07	122,225.53	—	530,890.60

	(837,968.86)	101,489.62	402,851.37	(1,201,384.97)	(140,924.88)	(746,606.80)	(91,362.06)	—	(837,968.86)

Book Balance per bank rec.	(837,968.86)	101,489.62	402,851.37	(1,201,384.97)	(140,924.88)
	—	—		—
			—

In re:	Case No.		03-13207
Southern Financial Management, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Dormant	Case #	03-13207	Case No.	03-13207
Monthly Court Report for	April-05
FED ID#	57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period April-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)

Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana -InActive	Case #	03-13210	Case No.	03-13210
Monthly Court Report for April-05
FED ID# 57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period April-05

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Profit(Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00

Income Taxes

Net Profit(Loss)	$0.00	$0.00

*” Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 2

In re:	Case No.	03-13182 -03-13213
THE THAXTON GROUP SEE ATTACHED FINANCIAL STATEMENTS	Jointly Administered
	Reporting Period	April-05

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs
Total Other Costs	$0.00	$0.00

Other Operation as Expenses
Total Other Operational Costs	$0.00	$0.00

Other Income
Total Other Income	$0.00	$0.00

Other Expenses
Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses
Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

4/30/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	(361)	—	—	2,920,515	—	—	2,920,154	71.6%	—	2,920,154	66.2%
I/B Income	—	—	—	—	—	—	—	0.0%	3,084	3,084	0.1%
Fee Income	—	—	—	444,774	—	—	444,774	10.9%	—	444,774	10.1%
Late Charges	(787)	—	—	215,691	—	—	214,905	5.3%	—	214,905	4.9%

Total Interest Income	(1,147)	—	—	3,580,980	—	—	3,579,833	87.8%	3,084	3,582,917	81.2%
Interest Expense	—	—	—	98,254	439,322	—	537,576	13.2%	895	538,471	12.2%

Net Interest Income	(1,147)	—	—	3,482,727	(439,322)	—	3,042,257	74.6%	2,189	3,044,446	69.0%
Provision for Loan Losses
P&L Recoveries	—	—	—	(55,814)	—	—	(55,814)	-1.4%	(2,005)	(57,818)	-1.3%
Reserves	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Cash	14,636	—	—	770,704	—	—	785,341	19.3%	—	785,341	17.8%

Total Provision	14,636	—	—	714,890	—	—	729,527	17.9%	(2,005)	727,522	16.5%
Net Interest included Provision	(15,784)	—	—	2,767,836	(439,322)	—	2,312,730		4,193	2,316,923
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	363,982	—	—	363,982	8.9%	(30,562)	333,420	7.6%
Insurance Commissions	—	—	—	8,073	—	—	8,073	0.2%	—	8,073	0.2%
Earned Insurance	—	—	—	—	—	—	—	0.0%	10,184	10,184	0.2%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	25,300	—	—	25,300	0.6%	—	25,300	0.6%
Other Income	—	—	—	41,545	59,786	—	101,330	2.5%	352,085	453,415	10.3%

Total Direct Income	—	—	—	438,900	59,786	—	498,686	12.2%	331,707	830,392	18.8%
Total Revenue	(1,147)	—	—	4,019,881	59,786	—	4,078,519	100.0%	334,791	4,413,310	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,252,892	72,263	—	1,325,155	32.5%	—	1,325,155	30.0%
Commissions/Bonus	—	—	—	325,825	1,697	—	327,522	8.0%	—	327,522	7.4%
Benefits	—	—	—	170,750	2,516	—	173,266	4.2%	—	173,266	3.9%
Taxes	—	—	—	143,875	6,380	—	150,255	3.7%	—	150,255	3.4%
Other	—	—	—	12,810	4,565	—	17,375	0.4%	—	17,375	0.4%

Total Personnel	—	—	—	1,906,152	87,421	—	1,993,574	48.9%	—	1,993,574	45.2%
Building
Rent	—	—	—	181,366	5,180	—	186,546	4.6%	1,373	187,919	4.3%
Utilities	—	—	—	33,882	931	—	34,814	0.9%	—	34,814	0.8%
Depreciation	—	—	—	55,258	8,496	—	63,754	1.6%	9,874	73,628	1.7%
Other	—	—	—	9,947	—	—	9,947	0.2%	—	9,947	0.2%

Total Building	—	—	—	280,454	14,607	—	295,061	7.2%	11,247	306,308	6.9%
Telecommunications
Telephone	77	—	—	77,230	23,306	—	100,612	2.5%	(2,560)	98,052	2.2%
Computers	1,026	—	—	59,355	19,972	—	80,353	2.0%	—	80,353	1.8%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	1,103	—	—	136,584	43,278	—	180,965	4.4%	(2,560)	178,405	4.0%
Advertising	—	—	—	156,213	—	—	156,213	3.8%	—	156,213	3.5%
Reinsurance Claims Expense	—	—	—	14,716	—	—	14,716	0.4%	(21,382)	(6,666)	-0.2%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	21,526	21,526	0.5%
Professional Fees	—	—	—	40,559	51,456	—	92,015	2.3%	16,289	108,304	2.5%
Collection Expense	—	—	—	1,864	—	—	1,864	0.0%	4,169	6,033	0.1%
Travel	—	—	—	90,153	1,461	—	91,614	2.2%	—	91,614	2.1%
Office Expense	—	—	—	125,135	5,224	—	130,359	3.2%	33	130,392	3.0%
Entertainment	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Amortization	—	—	—	12,309	—	—	12,309	0.3%	—	12,309	0.3%
Taxes & Licenses	—	—	—	26,538	6,107	—	32,645	0.8%	—	32,645	0.7%
Other	—	—	—	61,453	2,460	—	63,913	1.6%	(30,581)	33,332	0.8%

Total Other Expense	—	—	—	225,435	13,790	—	239,225	5.9%	(30,548)	208,678	4.7%

Total Direct Expense	15,739	—	—	3,665,274	651,336	—	4,332,350	106.2%	(2,368)	4,329,981	98.1%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Restructure	(16,887)	—	—	354,607	(591,551)	—	(253,831)	-6.2%	337,159	83,328	1.9%
Restructuring Expenses	—	—	—	—	930,206	—	930,206	22.8%	—	930,206	21.1%

Net Income After Restructure	(16,887)	—	—	354,607	(1,521,757)	—	(1,184,037)		337,159	(846,878)
Income Tax (34%)	—	—	—	136,945	—	—	136,945	3.4%	—	136,945	3.1%

Net Income	(16,887)	—	—	217,661	(1,521,757)	—	(1,320,982)	-32.4%	337,159	(983,823)	-22.3%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru April 30, 2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	60,264,376	36	—	60,642,957	67.9%	10,166,085	70,809,042	82.5%
I/B Income	—	—	—	—	—	—	—	0.0%	3,643,443	3,643,443	4.2%
Fee Income	226,383	105,384	—	6,803,618	—	—	7,135,385	8.0%	51,566	7,186,951	8.4%
Late Charges	149,281	—	—	4,632,221	—	—	4,781,502	5.4%	1,064,348	5,845,850	6.8%

Total Interest Income	741,283	118,310	—	71,700,215	36	—	72,559,844	81.3%	14,925,443	87,485,287	101.9%
Interest Expense	113,794	52,912	0	3,159,508	3,894,100	—	7,220,314	8.1%	3,242,530	10,462,844	12.2%

Net Interest Income	627,489	65,398	(0)	68,540,707	(3,894,064)	—	65,339,530	73.2%	11,682,913	77,022,443	89.8%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(873,097)	—	—	(882,592)	-1.0%	(2,485,510)	(3,368,102)	-3.9%
Reserves	—	(20,000)	—	(757,293)	—	—	(777,293)	-0.9%	(7,657,559)	(8,434,852)	-9.8%
Cash	557,239	64,134	4,612	19,569,808	—	—	20,195,793	22.6%	21,303,124	41,498,917	48.4%

Total Provision	547,854	44,024	4,612	17,939,419	—	—	18,535,908	20.8%	11,160,055	29,695,963	34.6%
Net Interest included Provision	79,635	21,375	(4,612)	50,601,288	(3,894,064)	—	46,803,622		522,858	47,326,480
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	9,464,078	—	—	9,464,078	10.6%	1,495,421	10,959,498	12.8%
Insurance Commissions	—	—	3,223,179	(1,178,362)	—	—	2,044,817	2.3%	79,011	2,123,828	2.5%
Earned Insurance	—	—	—	—	—	—	—	0.0%	382,122	382,122	0.4%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	536,914	—	—	537,810	0.6%	—	537,810	0.6%
Other Income	—	256,832	2,040,050	1,609,447	743,938	—	4,650,267	5.2%	(20,320,731)	(15,670,464)	-18.3%

Total Direct Income	—	256,832	5,264,125	10,432,076	743,938	—	16,696,971	18.7%	(18,364,177)	(1,667,206)	-1.9%
Total Revenue	741,283	375,142	5,264,125	82,132,291	743,975	—	89,256,815	100.0%	(3,438,734)	85,818,081	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	23,443,094	1,623,658	—	26,883,440	30.1%	5,116,963	32,000,404	37.3%
Commissions/Bonus	—	58,213	366,715	3,905,351	258,945	—	4,589,223	5.1%	481,502	5,070,725	5.9%
Benefits	6,989	12,842	142,412	2,484,746	77,240	—	2,724,228	3.1%	451,031	3,175,259	3.7%
Taxes	6,914	15,553	159,820	2,567,630	152,047	—	2,901,965	3.3%	576,977	3,478,942	4.1%
Other	—	—	66,338	182,641	80,341	—	329,320	0.4%	130,139	459,458	0.5%

Total Personnel	100,067	259,140	2,293,278	32,583,462	2,192,230	—	37,428,176	41.9%	6,756,611	44,184,787	51.5%
Building
Rent	392	9,889	184,677	3,258,107	211,345	—	3,664,410	4.1%	865,968	4,530,378	5.3%
Utilities	—	216	40,071	728,889	41,898	—	811,073	0.9%	152,938	964,012	1.1%
Depreciation	40,494	2,445	84,488	1,190,956	302,251	—	1,620,635	1.8%	563,408	2,184,043	2.5%
Other	428	257	—	290,639	12,079	—	303,403	0.3%	109,340	412,742	0.5%

Total Building	41,314	12,806	309,236	5,468,591	567,574	—	6,399,521	7.2%	1,691,654	8,091,175	9.4%
Telecommunications
Telephone	6,010	6,411	89,222	1,632,624	164,766	—	1,899,034	2.1%	393,284	2,292,317	2.7%
Computers	24,981	3,315	80,347	487,693	227,987	—	824,322	0.9%	367,395	1,191,717	1.4%
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.4%	91,889	484,297	0.6%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	31,857	10,141	185,601	2,471,281	416,332	—	3,115,212	3.5%	853,267	3,968,479	4.6%
Advertising	—	113	43,816	2,329,512	25,317	—	2,398,757	2.7%	163,791	2,562,548	3.0%
Reinsurance Claims Expense	—	—	—	1,236,568	—	—	1,236,568	1.4%	1,498,649	2,735,217	3.2%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	384,603	384,603	0.4%
Professional Fees	2,386	9,408	36,482	464,239	23,746,417	—	24,258,932	27.2%	95,621	24,354,553	28.4%
Collection Expense	1,860	51	—	35,676	—	—	37,587	0.0%	674,260	711,847	0.8%
Travel	—	6,620	24,540	1,640,217	125,951	—	1,797,329	2.0%	207,618	2,004,947	2.3%
Office Expense	23,071	3,158	52,550	1,949,855	218,436	—	2,247,070	2.5%	485,935	2,733,005	3.2%
Entertainment	—	68	—	110,465	35	—	110,569	0.1%	126	110,695	0.1%
Amortization	—	—	101,806	258,203	—	—	360,009	0.4%	12,568,082	12,928,091	15.1%
Taxes & Licenses	5,636	3,405	20,599	459,254	68,596	—	557,490	0.6%	201,114	758,604	0.9%
Other	1,326	29,298	567,361	2,148,410	134,461	—	2,880,857	3.2%	2,192,089	5,072,946	5.9%

Total Other Expense	30,033	35,930	742,315	4,926,188	421,528	—	6,155,994	6.9%	15,447,346	21,603,340	25.2%

Total Direct Expense	869,165	431,143	3,639,880	72,254,661	31,389,449	—	108,584,298	121.7%	42,176,005	150,760,303	175.7%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%
Net Income Before Taxes	(127,882)	(56,002)	1,609,148	9,855,772	(30,566,023)	—	(19,284,987)	-21.6%	(45,657,236)	(64,942,223)	-75.7%
Income Tax (34%)	—	—	66,684	3,355,869	5,598,039	—	9,020,592	10.1%	(6,674,996)	2,345,596	2.7%

Net Income	(127,882)	(56,002)	1,542,464	6,499,903	(36,164,062)	—	(28,305,578)	-31.7%	(38,982,240)	(67,287,819)	-78.4%

THE THAXTON GROUP MONTHLY OPERATING REPORT - April 2005	Income Statement YTD

In re:	Case No.		03-13182 -03-13213
THE THAXTON GROUP		Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period		April-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

*” Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 3

In re:	Case No.		03-13182 -03-13213
THE THAXTON GROUP		Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period		April-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

4/30/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company
								TICO	Reinsurance
Assets
Cash/Investments	(7,600)	—	—	1,454,118	46,132,419	—	47,578,937	(40,026)	—	(40,026)	47,538,910
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	—	—	—	66,022,974	—	—	66,022,974	538,835	—	538,835	66,561,808
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(11,516,158)	—	—	(11,516,158)	(11)	—	(11)	(11,516,169)
Loss Reserve	—	—	—	(8,996,784)	(25,000)	—	(9,021,784)	(1,016,231)	—	(1,016,231)	(10,038,014)
Unearned Insurance	—	—	—	(779,673)	—	—	(779,673)	(1,720,228)	(450,203)	(2,170,431)	(2,950,105)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,646,320	811,493	—	7,457,813	679,026	—	679,026	8,136,839
Accumulated Depreciation	—	—	—	(5,063,145)	(670,468)	—	(5,733,613)	(513,214)	—	(513,214)	(6,246,827)
Accounts Receivable	73,260	—	(102)	37,986	4,458,426	—	4,569,570	1,322,747	(3,002,006)	(1,679,260)	2,890,310
Repossessed Automobiles	—	—	—	—	—	—	—	117,145	—	117,145	117,145
Intercompany Balance	571,655	57,761	(3,413,149)	(30,423,898)	76,350,958	(6,248,675)	36,894,652	(46,482,742)	9,588,090	(36,894,652)	0
Goodwill	—	—	—	18,187,201	—	—	18,187,201	—	—	—	18,187,201
Other Intangible Assets	—	—	—	417	—	—	417	—	—	—	417
Accumulated Amortization	—	—	—	(322,940)	—	—	(322,940)	—	—	—	(322,940)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	(900)	—	(900)	(900)
DAC Commissions	—	—	—	—	—	—	—	—	155,303	155,303	155,303
Prepaid Assets	—	—	—	976,452	17,534	—	993,987	25,449	—	25,449	1,019,436
Other Assets	—	—	—	901,391	142,365	—	1,043,755	11,696	74,709	86,405	1,130,160

Total Assets	637,315	57,761	(3,413,251)	37,124,259	151,575,334	(18,409,595)	167,571,823	(47,078,454)	6,365,892	(40,712,562)	126,859,261
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,729,157	—	2,730,667	32,347	—	32,347	2,763,014
Notes Payable	—	—	67,738	—	59,837,344	—	59,905,082	—	—	—	59,905,082
Subordinated Notes Payable	—	—	—	—	120,905,289	—	120,905,289	1,896,058	—	1,896,058	122,801,348
Accounts Payable	4,236	1,509	13,541	399,491	88,008	—	506,784	493,774	326,951	820,725	1,327,509
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	2,002,591	(4,600)	—	1,997,991	—	124,370	124,370	2,122,362
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	2,334	—	—	1,989,828	77,304	—	2,069,466	29,159	8,171	37,330	2,106,796
Other Liabilities	296,174	—	—	43,128	41,261	—	380,562	60,371	156,887	217,258	597,820

Total Liabilities	302,744	1,509	82,789	4,435,038	184,734,157	—	189,556,237	2,511,709	833,775	3,345,484	192,901,722
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	68,670	—	—	—	68,670
Additional Paid in Capital	851,000	—	800,000	1,768,585	8,835,246	(3,419,685)	8,835,146	—	—	—	8,835,146
Dividends	—	—	—	(1,078,197)	(443,873)	1,079,297	(442,773)	—	—	—	(442,773)
Retained Earnings	(519,190)	56,252	(4,704,772)	32,960,517	(33,818,752)	(18,010,334)	(24,036,280)	(50,042,021)	5,106,090	(44,935,931)	(68,972,211)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	(22,238)	—	—	1,413,175	(7,808,920)	—	(6,417,983)	451,858	426,027	877,885	(5,540,097)

Total Stockholders’ Equity	334,571	56,252	(3,496,040)	32,689,221	(33,158,823)	(18,409,595)	(21,984,415)	(49,590,163)	5,532,117	(44,058,046)	(66,042,460)
Total Liabilities & Stockholders’ Equity	637,315	57,761	(3,413,251)	37,124,259	151,575,334	(18,409,595)	167,571,823	(47,078,454)	6,365,892	(40,712,562)	126,859,261

The Thaxton Group

Balance Sheet

10/17/2003

									NONE BANKRUPTCY
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No.		03-13182-03-13213
THE THAXTON GROUP		Jointly Administered
	Reporting Period		April 30, 2005

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$198,180.26	$198,180.26	Bi-Weekly	EFT	0
FICA-Employee	0	$126,432.97	$126,432.97	Bi-Weekly	EFT	0
FICA-Employer	0	$128,023.98	$128,023.98	Bi-Weekly	EFT	0
Unemployment	0	$6,008.68	$6,008.68	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$458,645.89	$458,645.89	$0.00		$0.00

State and Local
Withholding	0	$57,869.26	$57,869.26	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0	$5,670.89	$5,670.89
Personal Property		1,018.81	$1,018.81
Other:	0	5,934.67	$5,934.67			0

Total State and Local Taxes	$0.00	$70,493.63	$70,493.63	$0.00		$0.00

TOTAL TAXES		$529,139.52	$529,139.52			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account-THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for	April-05

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	MODERN REC
Beginning Cash Position	(44.64)	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	86,437.35	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	86,437.35	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Cash Disbursements
Advertising	0.00
Bank Charges	0.00
Claims Funding*	0.00
Company Auto	0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00
Equipment Rental	0.00
Fixed Assets	0.00
Forms & Printing	0.00
Insurance	0.00
Meals & Entertainment	0.00
Miscellaneous	0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00
Prepaid Software ABS	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00
Roadgard	0.00
Seminars & Meetings	0.00
Taxes & Licenses	0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	92,000.23	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Employee Witholding of Insurance/etc	(5,562.88)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	86,437.35	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	(44.64)	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	TICO-SC	TICO-TN	TICO-HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	0.00	0.00	0.00	0.00	0.00	0.00	(44.64)

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00

GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	0.00	23,951.48	0.00	0.00	0.00	62,485.87
Outstanding Checks - Adjustment

Total Cash Receipts and Transfers	0.00	0.00	23,951.48	0.00	0.00	0.00	62,485.87

Cash Disbursements
Advertising
Bank Charges	0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance
Meals & Entertainment	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00	0.00	0.00	0.00	0.00		0.00
Office Expense
Postage
Prepaid Expenses	0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance	0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00	0.00	0.00	0.00	0.00		0.00
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG	0.00	0.00	23,951.48	0.00	0.00	0.00	68,048.75
Employee Witholding of Insurance/etc							(5,562.88)
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

	0.00	0.00	23,951.48	0.00	0.00	0.00	62,485.87

	0.00	0.00	0.00	0.00	0.00	0.00	(44.64)

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP	Case No.	01-10571
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	(44.64)	0.00	(44.64)

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	86,437.35	0.00	86,437.35
Outstanding Checks - Adjustment	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	86,437.35	0.00	86,437.35

Cash Disbursements
Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	92,000.23		92,000.23
Employee Witholding of Insurance/etc	0.00	(5,562.88)		(5,562.88)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	86,437.35	0.00	86,437.35

	0.00	(44.64)	0.00	(44.64)

PAYROLL - THE THAXTON GROUP

	Period Ending 4/1/2005	Period Ending 4/15/2005	Period Ending 4/29/2005	Total
Corporate
Salary expense	$17,647.07	$29,647.07	$15,147.08	$62,441.22
FICA/FUTA/SUTA	$1,352.50	$2,254.43	$1,145.03	$4,751.96
401(k) match	$168.74	$168.74	$168.74	$506.22
Overtime	$247.51	$—		$247.51
Bonus	$101.84	$—		$101.84

Total	$19,517.66	$32,070.24	$16,460.85	$68,048.75

Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—

Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—

Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Tico
Salary expense	$9,199.08	$5,547.08	$5,547.08	$20,293.24
FICA/FUTA/SUTA	$725.20	$493.84	$408.82	$1,627.86
401(k) match	$137.34	$148.74	$148.74	$434.82
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$484.08	$1,111.48	$—	$1,595.56

Total	$10,545.70	$7,301.14	$6,104.64	$23,951.48

Period Total	$30,063.36	$39,371.38	$22,565.49	$92,000.23
401(k) payable	$(1,273.35)	$(1,315.15)	$(1,315.15)	$(3,903.65)
Payable to reimbursement	$—	$—	$—	$—
Dental insurance	$(25.86)	$(25.86)	$(25.86)	$(77.58)
Cancer insurance	$(26.92)	$(26.92)	$(26.92)	$(80.76)
Life insurance	$(26.33)	$(26.33)	$(26.33)	$(78.99)
Contingent health liability	$(567.48)	$(427.21)	$(427.21)	$(1,421.90)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Company car	$—	$—	$—

	$28,143.42	$37,549.91	$20,744.02	$86,437.35
	$(1,919.94)	$(1,821.47)	$(1,821.47)	$(5,562.88)
Net Checks	$—	$—	$—	$—
Direct Deposits	$16,351.68	$18,269.46	$13,917.63	$48,538.77
Wage Garnishments	$—	$—	$—	$—
Federal Tax	$3,073.77	$3,924.38	$2,614.94	$9,613.09
EE SS Tax	$1,683.90	$2,227.35	$1,259.32	$5,170.57
ER SS Tax	$1,683.89	$2,227.36	$1,259.33	$5,170.58
EE Med Tax	$393.81	$520.91	$294.52	$1,209.24
ER Med Tax	$393.81	$520.91	$294.52	$1,209.24
State/local Tax	$1,361.43	$1,960.56	$1,103.76	$4,425.75
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$3,201.13	$7,898.98	$—	$11,100.11

GRAND TOTAL	$28,143.42	$37,549.91	$20,744.02	$86,437.35

reconciliation	$—	$—	$—	$—
Accrual	$1,919.94	$1,821.47	$1,821.47	$5,562.88

PAYROLL - TICO

	Period Ending 4/1/2005	Period Ending 4/15/2005	Period Ending 4/29/2005	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Corp
Salary expense	$9,199.08	$5,547.08	$5,547.08	$20,293.24
FICA/FUTA/SUTA	$725.20	$493.84	$408.82	$1,627.86
401(k) match	$137.34	$148.74	$148.74	$434.82
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$484.08	$1,111.48	$—	$1,595.56

Total	$10,545.70	$7,301.14	$6,104.64	$23,951.48

Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—

Period Total	$10,545.70	$7,301.14	$6,104.64	$23,951.48

THE THAXTON GROUP	Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL		2079900431038
Wachovia April-05		540439122
Monthly Court Report for		2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(49,562.82)	—	—	—	—	—		(49,562.82)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,288,804.09	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	30,863.47
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,288,804.09	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	30,863.47

Cash Disbursements - Loans
Gross Wages	2,079,190.84	67,093.71	573,980.48	549,233.42	260,217.20	237,188.67	184,982.53	206,494.83
Federal Tax	188,567.17	4,855.27	48,992.15	53,626.45	23,505.90	16,670.39	19,317.58	21,599.43
SS Tax	121,262.40	4,052.84	34,010.30	31,502.02	15,816.42	13,804.41	11,143.60	10,932.81
Med Tax	29,379.82	947.84	8,127.38	7,784.92	3,699.00	3,355.63	2,606.16	2,858.89
EIC	(308.05)	—	—	(308.05)	—	—	—	—
State Tax	53,443.51	2,157.00	79.63	22,825.37	10,150.57	8,187.58	233.06	9,810.30
Advance	447.50	—	412.50	600.00	300.00	(865.00)	—	—
Mileage	(38,157.41)	(1,314.04)	(12,891.20)	(16,397.95)	(3,594.10)	—	(3,960.12)	—
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	—	—	—	—	—	—	—	—
STD	3,077.48	127.42	1,024.90	700.81	321.32	349.02	315.78	238.23
Medical	39,501.55	1,421.90	9,912.42	8,859.92	3,856.79	4,324.83	3,978.88	7,146.81
401K Loans	8,644.38	—	4,646.91	1,845.06	583.92	—	—	1,568.49
401K Deducts	25,019.80	874.20	6,807.29	8,166.77	2,797.07	194.46	548.35	5,631.66
AHL Dental	8,328.75	230.30	2,019.13	2,204.92	1,111.32	1,204.62	876.74	681.72
AHL Cancer	2,035.36	73.26	684.40	456.50	160.92	244.08	158.44	257.76
AHL Life	4,938.26	239.35	1,387.95	1,158.15	686.87	697.32	450.47	318.15
Flex Med	2,961.90	—	463.78	803.04	—	—	235.28	1,459.80
Dep Care	475.86	—	403.86	72.00	—	—	—	—
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	171.50	6.00	58.00	46.50	19.00	9.00	27.00	6.00
Garnishment	1,148.46	285.48	360.26	228.16	96.14	—	178.42	—
Bankrpc	440.00	—	—	—	440.00	—	—	—
Child support	11,542.40	428.68	4,037.60	2,329.24	1,294.66	241.02	2,101.00	1,110.20
Tax Levy	876.00	—	—	836.00	40.00	—	—	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	463,796.64	14,385.50	110,537.26	127,339.83	61,285.80	48,417.36	38,210.64	63,620.25
Gross To Net (includes adj.)	—	—	—	—	—	—	—	—
Prepays and voids	—	—	—	—	—	—	—	—
DD Reversals & adjs.	—	—	—	—	—	—	—	—
Net DD/live checks	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	14,006.86	714.16	4,397.86	3,393.40	1,870.80	241.02	2,279.42	1,110.20
Federal Tax	188,567.17	4,855.27	48,992.15	53,626.45	23,505.90	16,670.39	19,317.58	21,599.43
EE SS Tax	121,262.40	4,052.84	34,010.30	31,502.02	15,816.42	13,804.41	11,143.60	10,932.81
ER SS Tax	121,689.60	4,052.84	34,039.70	31,630.32	15,816.32	13,804.43	11,321.54	11,024.45
EE Med Tax	29,379.82	947.84	8,127.38	7,784.92	3,699.00	3,355.63	2,606.16	2,858.89
ER Med Tax	29,479.88	947.84	8,134.37	7,814.93	3,698.97	3,355.63	2,647.79	2,880.35
State Tax	53,443.51	2,157.00	79.63	22,825.37	10,150.57	8,187.58	233.06	9,810.30
Futa	6,008.68	246.85	2,200.94	591.45	695.42	1,530.91	486.46	256.65
Suta	28,308.83	644.37	10,738.46	1,337.84	5,936.68	6,690.49	1,937.02	1,023.97
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(140,924.88)	—	—	—	—	—	—	(140,924.88)

Book Balance per bank rec.	(140,924.88)		—		—	—		(140,924.88)
Ending Bank Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL	Case No. -
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(49,562.82)	—	(49,562.82)

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,288,804.09	—	1,288,804.09
Outstanding Checks	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	1,288,804.09	—	1,288,804.09

	—	—
Cash Disbursements - Loans	—	—
	—	—
Gross Wages	—	2,079,190.84
Federal Tax	—	188,567.17
SS Tax	—	121,262.40	—	121,262.40
Med Tax	—	29,379.82
EIC	—	(308.05)	—	(308.05)
State Tax	—	53,443.51	—	53,443.51
Advance	—	447.50	—	447.50
Mileage	—	(38,157.41)	—	(38,157.41)
Miscellaneous	—	—	—	—
Shortage	—	—	—	—
STD	—	3,077.48	—	3,077.48
Medical	—	39,501.55	—	39,501.55
401K Loans	—	8,644.38	—	8,644.38
401K Deducts	—	25,019.80	—	25,019.80
AHL Dental	—	8,328.75	—	8,328.75
AHL Cancer	—	2,035.36	—	2,035.36
AHL Life	—	4,938.26	—	4,938.26
Flex Med	—	2,961.90	—	2,961.90
Dep Care	—	475.86	—	475.86
Stop Payment Fee	—	—	—	—
Garnishment fee	—	171.50	—	171.50
Garnishment	—	1,148.46	—	1,148.46
Bankrpc	—	440.00	—	440.00
Child support	—	11,542.40	—	11,542.40
Tax Levy	—	876.00	—	876.00
Fringe	—	—	—	—
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
Other	—	—	—	—
	—	463,796.64	—	463,796.64
Gross To Net (includes adj.)	—	—	—	—
Prepays and voids	—	—	—	—
DD Reversals & adjs.	—	—	—	—
Net DD/live checks	—	—	—	—
	—	—	—	—
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	—	—	—
Direct Deposits	—	—	—	—
Wage Garnishments	—	14,006.86	—	14,006.86
Federal Tax	—	188,567.17		188,567.17
EE SS Tax	—	121,262.40		121,262.40
ER SS Tax	—	121,689.60		121,689.60
EE Med Tax	—	29,379.82		29,379.82
ER Med Tax	—	29,479.88		29,479.88
State Tax	—	53,443.51		53,443.51
Futa	—	6,008.68		6,008.68
Suta	—	28,308.83		28,308.83
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,380,166.15		1,380,166.15
Manual Checks	—	—		—

Total Other Cash Disbursements	—	1,380,166.15	—	1,380,166.15

TOTAL ALL CASH DISBURSEMENTS	—	1,380,166.15	—	1,380,166.15

	—	(140,924.88)	—	(140,924.88)

Book Balance per bank rec.
Ending Bank Balance per bank rec.

In re:		Case No. 03-13182 - 03-13213
	THE THAXTON GROUP	Jointly Administered

Reporting Period April-05

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$65,559,195
Plus Amounts billed during the period	$11,907,940
Sold Receivables during month
Less Amounts collected during the period	($10,972,074)
Total Accounts Receivable at the end of the reporting period	$66,495,062

Accounts Receivable Aging	Amount
0-30 days old	$63,350,291
31-60 days old	$1,179,096
61-90 days old	$669,718
91+ days old	$1,295,956
Total Accounts Receivable	$66,495,062
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$66,495,062

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possessing account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2.	First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 04/29/2005

Aged Accounts Receivable

(Gross Balance as of 04/29/05)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$60,990,898	$60,833,103	$157,795	$—	$—
Potential (1-30)	$2,359,393	$2,329,905	$29,488	$—	$—
31-60 Days	$1,179,096	$1,134,823	$44,274	$—	$—
61-90 Days	$669,718	$658,566	$11,153	$—	$—
91 and Over	$1,295,956	$1,066,577	$229,378	$—	$—
Total Delinquency	$5,504,164	$5,189,871	$314,293	$—	$—

Total Gross Receivables	$66,495,062	$66,022,974	$472,088	$—	$—

Post Accounts Payable
(As of 04/29/05)

Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—

Total	$—

Prepared by Danny Bufford	L\AR Split 2003\ Weekly Loans Rec\ THE THAXTON GROUP MONTHLY OPERATING REPORT - April 2005, AR AP

THE THAXTON GROUP	CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for Apr-05

			HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	—	6,248,675.00	75,950,256.00			(3,405,610.00)	57,761.00	571,467.00		(33,378,094.00)	(46,844,831.00)
Cash Transfers between companies	—		205,396.74							(581,069.96)	375,673.22
Expenses paid by Corporate - expensed in subsidiaries (treated as	—		94,985.15					188.00		(82,484.78)	(12,688.37)
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	0.00		99,148.85							(98,253.37)	(895.48)
Payroll	—		(6,368.00)							6,368.00
Analysis charges	—
Audit accrual	—
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—		7,538.85			(7,538.85)
Cherokee return premium	—

General Ledger as of 04/30/05	0.00	6,248,675.00	76,350,957.59	—	—	(3,413,148.85)	57,761.00	571,655.00	—	(34,133,534.11)	(46,482,741.63)

	0.00	6,248,675.00	76,350,957.59	—	—	(3,413,148.85)	57,761.00	571,655.00	—	(34,133,534.11)	(46,482,741.63)

Balance Sheet - April 30, 2005	—	6,248,675.00	76,350,958.00			(3,413,149.00)	57,761.00	571,655.00		(34,133,534.00)	(46,482,742.00)